THE GABELLI WESTWOOD FUNDS
================================================================================
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2003

         EQUITY FUND                              SMALLCAP EQUITY FUND
         BALANCED FUND                            REALTY FUND
         INTERMEDIATE BOND FUND                   MIGHTY MITES(SM) FUND


DEAR FELLOW SHAREHOLDER,

      We are pleased to provide the March 31, 2003 semi-annual report for the Gabelli Westwood Funds, including the Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites(SM) Fund.

MARKET COMMENTARY

      The equity markets rebounded strongly in the fourth quarter of 2002, sparked by positive October and November earnings reports from major companies and economic reports that met or exceeded expectations. The Federal Reserve Board ("Fed") lowered the target Fed-funds rate by 50 basis points to 1.25% and the GOP won mid-term elections. The companies that participated in the October/November rally generally were those that had been most beaten down during the prior market decline. Market sectors whipsawed, as low-dividend yield, high price/earnings ("P/E"), low-priced technology companies dominated equity returns. December, however, was characterized by weaker guidance or profit warnings by major consumer-related companies and heightened geopolitical uncertainly regarding North Korea and Iraq. Information technology and media led the negative performance in equities.

      During the first quarter of 2003, market volatility reflected the start/stop nature of the initiation of the Iraq campaign. Corporate decision-making stood still and consumer confidence deteriorated as people waited for "something" to happen. Concerns centered on the war's potential impact on the economy and expectations that the war might last longer than anticipated. Corporations strengthened their balance sheets in preparation for what might happen. The steady rise in crude oil prices (to levels not reached since 1990) abated slightly, ending the quarter above $30 per barrel. The price of natural gas also spiked as investors speculated that cold weather-related supply shortage would ensue.

      Interest rates barely budged by quarter end and the Treasury yield curve remained steep. Flight to quality continued to reduce yields in the short maturity T-bills and notes as geopolitical uncertainties dominated the domestic economic outlook. The Federal Open Market Committee ("FOMC") assessed the balance of risks to the U.S. economy as "uncertain" at the March meeting. Investor interpretations of this statement increased the odds of yet another Fed easing of Fed funds in coming months. The Real Estate Investment Trust ("REIT") and Fixed Income asset classes led total returns over the period. Fixed income returns, in particular, were driven by corporate bond allocations and the better returns derived from lower credit quality issuers.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (C)2003 Morningstar, Inc. All Rights Reserved.

EQUITY FUND

      We are pleased to report that Morningstar rated the Gabelli Westwood Equity Fund's Class AAA Shares 4 stars overall and for the five-year period ended March 31, 2003 among 502 large value funds. The Fund was also rated 5 stars for the ten-year period and 3 stars for the three-year period ended March 31, 2003 among 170 and 638 large value funds, respectively. For the six-month period ended March 31, 2003, the Equity Fund's Class AAA Shares rose 0.25%. The Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average rose 5.01% and 2.84%, respectively, over the same six-month period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The volatile rotation among sectors referenced earlier, as well as sector allocation and stock selection decisions, contributed to Fund performance behind the index. Top performing Equity Fund stocks for the six months include IBM, Hewlett-Packard, Verizon Communications, Merck & Co., and Citigroup.

-------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                -------------------------------------------------
                                 SINCE INCEPTION (B)  10 YEAR     5 YEAR      3 YEAR     1 YEAR     6 MONTHS
                                 -------------------  -------     ------      ------     ------     --------
Equity Fund Class AAA ................ 10.53%         10.19%      (1.60)%     (8.82)%    (24.08)%     0.25%
S&P 500 Index ........................ 10.67%          8.53%      (3.76)%    (16.09)%    (24.75)%     5.01%
Lipper Large-Cap Value Average .......  9.24%          7.10%      (4.15)%     (8.68)%    (25.54)%     2.84%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized. See page 35 for further details about additional classes of shares.
(b) From commencement of investment operations on January 2, 1987.
--------------------------------------------------------------------------------

      Information technology and telecommunication services, which had been the worst performing segments of the S&P 500 Index, led performance during the six months ended March 31, 2003. The Equity Fund benefited from strong stock selection in technology; however, underweighting the sector had a net negative effect. Telecom services are in the utilities sector, which the Fund overweighted, yet the performance of AT&T caused an overall negative contribution to performance. The largest detractor to Fund performance was stock selection within the consumer discretionary sector. A sharp decline in the value of Sears, Roebuck & Co. impacted the Fund after the company lowered expectations for its credit business and increased reserves. An underweight in the sector relative to the index offset much of this performance.

      As we look forward, Westwood believes that the prospects for moderate economic expansion are solid. The fundamentals for an improving economy and corporate profit growth are in place. Competitive pressures will encourage companies to continue to raise productivity levels and to keep operating costs low. Strong productivity gains, along with low borrowing costs, should stimulate capital expenditures and support the recovery in corporate profits. We expect personal consumption to remain positive, yet restrained by sluggish job growth and moderate wage increases. Cautiousness will encourage a strong preference for liquidity, a steep yield curve and a higher savings rate. Government spending should continue to grow, providing additional support to the economy. Based upon our expected levels of corporate profits, the outlook for equities is attractive for the balance of 2003.

BALANCED FUND
      We are pleased to announce that Morningstar rated the Balanced Fund's Class AAA Shares 5 stars overall and for the ten-year period ended March 31, 2003 among 149 domestic hybrid funds. The Fund was rated 4 stars for the three and five-year period ended March 31, 2003 among 742 and 584 domestic hybrid funds, respectively. For the six-month period ended March 31, 2003, the Balanced Fund's Class AAA shares rose 0.71%. A common balanced benchmark comprised of 60% of the S&P 500 Index and 40% of the Lehman Government/Corporate

Bond Index ("LBG/C") and the Lipper Balanced Fund Average rose 4.37% and 2.88%, respectively, over the same six-month period. Each index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund is designed to give an investor exposure to equities but reduces overall risk through investment in short-to-intermediate fixed income securities.

      With that maturity proviso, strategies for the Equity and Intermediate Bond funds, which are discussed in this letter, also apply to their respective components in the Balanced Fund.

-------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                -------------------------------------------------
                                 SINCE INCEPTION (B)  10 YEAR     5 YEAR      3 YEAR     1 YEAR     6 MONTHS
                                 -------------------  -------     ------      ------     ------     --------
Balanced Fund Class AAA ............... 9.78%          9.46%       1.75%       (2.03)%   (11.04)%     0.73%
60% S&P 500 Index & 40% Lehman
   Bros. Gov't./Corporate Bond Index .. 8.43%          8.04%       0.80%       (5.62)%    (9.49)%     4.37%
Lipper Balanced Fund Average .......... 7.32%          6.49%      (0.50)%      (6.29)%   (13.29)%     2.88%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicators of stock market performance and the Lehman Government/Corporate Bond Index is a market value-weighted index that tracks the total return performance of fixed-rate, publicly placed, dollar-denominated obligations. The Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized. See page 35 for further details about additional classes of shares.
(b) From commencement of investment operations on October 1, 1991.
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND
      The 30-day annualized yield for the period ended March 31, 2003 was 1.80% for the Intermediate Bond Fund's Class AAA Shares. For the six-month period ended March 31, 2003, the Intermediate Bond Fund rose 1.54%, net of all fees and expenses. The LBG/C Index and the Lipper Intermediate Investment Grade Debt Fund Average rose 3.40% and 3.25%, respectively, over the same six-month period. The LBG/C Bond Index is a market value-weighted index that tracks the total return performance of fixed-rate, publicly placed, dollar-denominated obligations, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Fixed income returns were driven during this period by yield-seeking investors, and the better returns derived from lower credit quality issuers.

-------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                -------------------------------------------------
                                 SINCE INCEPTION (B)  10 YEAR     5 YEAR      3 YEAR     1 YEAR     6 MONTHS
                                 -------------------  -------     ------      ------     ------     --------
Intermediate Bond Fund Class AAA .....  6.87%          6.25%       6.34%       8.94%     11.60%       1.54%
Lehman Bros. Gov't./Corporate
   Bond Index ........................  7.91%          7.30%       7.65%      10.08%     13.40%       3.40%
Lipper Int. Investment Grade
   Debt Fund Avg. ....................  7.19%          6.41%       6.37%       8.47%      9.98%       3.25%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated obligations, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized. See page 35 for further details about additional classes of shares.
(b) From commencement of investment operations on October 1, 1991.
--------------------------------------------------------------------------------

      Investment grade bonds posted another positive quarter during the fourth quarter of 2002, finishing the calendar year as one of the top performing asset classes. Fixed income market performance was due in large part to the November rate cut by the Fed. In their news release after the rate cut, the Fed indicated that the economy should be able to work through the current soft spot and that the risks between inflation and economic weakness were now balanced. The market took this to mean that we had reached the end of the current cycle of interest rate cuts. As in the equity market, risk and return were generally inversely correlated. Lowest-rated debt securities rallied strongly in the fourth quarter after posting significant losses in the first nine months of 2002. The Fund was modestly impacted by a slightly lower duration (interest-rate sensitivity) and an underweight in low credit quality securities. This was partially offset by security selection and yield curve positioning.

      Despite the weak equity markets and less than robust economic data, the spread rally in corporate bonds continued throughout the first quarter of 2003. During the six months ending March 31, 2003, performance of long maturity Baa-rated corporates nearly doubled the returns of the index. The credit sector outperformed non-corporates, and Agency debt performed better than Treasuries. Within the Intermediate Bond Fund, the average duration was shortened to lower interest rate sensitivity. Since September 30, 2002, short-maturity yields had declined by 40 basis points, whereas maturities from 5 years on up increased by 15 basis points. Positively contributing to Fund performance were an overweight position in Commercial Mortgage-Backed Securities ("CMBS") and stock selection in the financial and utility segments. Negative contributions included an overweight in Mortgage-Backed Securities ("MBS"), an underweight in long-maturity credits, and security selection in the Treasury sector. Top security contributors to performance were Fannie Mae and Freddie Mac notes due in 2006 through 2011, Treasury bonds due in 2016 and 2023, Bank of America 5.875% due 2/15/09, and Goldman Sachs Group 6.65% due 5/15/09.

      We expect short-term interest rates to increase slightly as economic activity improves, while long rates remain largely unchanged given the benign inflation environment that we expect in 2003. This means that we expect the yield curve to "flatten" over the year. Spread products, corporate securities in particular, are expected to generate positive excess return over Treasuries in 2003.

SMALLCAP EQUITY FUND
      For the six-month period ended March 31, 2003, the SmallCap Equity Fund declined 8.28%. The Russell 2000 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Fund Average rose 1.39%, 3.34 and 0.67%, respectively, over the same six-month period. The Russell 2000 and Russell 2000 Growth Indices are unmanaged indicators of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

--------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                -------------------------------------------------
                                 SINCE INCEPTION (B)    5 YEAR      3 YEAR     1 YEAR     6 MONTHS
                                 -------------------    ------      ------     ------     --------
SmallCap Equity Fund Class AAA ........  1.30%          (7.33)%     (24.52)%   (33.24)%    (8.28)%
Russell 2000 Index ....................  2.48%          (4.12)%     (11.00)%   (26.96)%     1.39%
Russell 2000 Growth Index ............. (2.22)%         (9.38)%     (24.41)%   (31.63)%     3.34%
Lipper Small-Cap Growth Fund Avg. .....  2.21%          (4.96)%     (22.06)%   (30.78)%     0.67%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Russell 2000 and Russell 2000 Growth Indices are unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on April 15, 1997.
--------------------------------------------------------------------------------

      In the fourth quarter of 2002, small cap stocks rallied strongly from early October lows but the rally was focused on the technology sector and was of dubious quality; the non-earning companies with the lowest dollar prices and highest valuations posted the best returns. Despite the rise in technology shares during the quarter, the average small cap technology stock lost 50% of its value in 2002 as customers remained reluctant to increase capital spending, and those that did spend exerted considerable pricing power over their vendors. The largest positive contributors to quarterly performance were stock selection and sector allocation in the "other energy" sector as well as strong stock selection in the utilities sector. Primary detractors from Fund performance were the result of stock selection in technology and consumer discretionary sectors. The other energy sector benefited from an overweight in the sector and strong performance by our holdings in the exploration and production segment; Quicksilver Resources and Evergreen Resources. Within utilities, strong double-digit performance from holdings in the energy distribution segment benefited the Fund. The rally early in the quarter was led by many low-price, expensively valued telecom securities. The Fund does not maintain exposure in these low quality securities and did not benefit from their early outperformance.

      Small cap growth stocks were very volatile in the first quarter of 2003 as a confluence of negative events created a "perfect storm" for equity markets. Uncertainties related to the war, to very bad weather in most of the country during February, and to high energy prices led to slow economic growth in the first quarter. Companies reported that the slowdown in consumer purchases and business capital spending accelerated through the month of March, as consumers and businesses awaited more clarity. As we continue to work off the excesses of a former expansion, deal with international and domestic threats, a spent-up consumer, and overcapacity in many industries it can be difficult to see a resumption of economic growth. However, as we move through 2003 we expect many of the uncertainties which have plagued the market to improve and the market to respond positively.

      The strategy going forward is to position the Fund to capture gains in industries that will benefit from a slow but steady return to economic growth, such as capital goods, basic materials, consumer discretionary, and energy. The current underweight in the technology sector reflects our expectation for a slower profit recovery in this group, as capacity is too high for many manufacturers and sellers of technology goods and services, and they are unable to command substantive pricing power. In addition, companies who overspent on technology goods in the late 1990s are still rationalizing what they purchased. In contrast, we are overweight in the health care sector as demand for goods and services is more visible. Health care purchases are less tied to overall economic growth, and demographics are positive for the sector. Overall, we continue to seek and purchase solid small cap growth companies in dynamic businesses with attractive valuations.

THE REALTY FUND
      For the six-month period ended March 31, 2003, the Realty Fund rose 2.24%, net of all fees and expenses. The National Association of REITs ("NAREIT") Composite REIT Index and the Lipper Real Estate Fund Average rose 1.74% and 2.11%, respectively, over the same six-month period. The NAREIT Index is an unmanaged indicator of investment performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

---------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                -------------------------------------------------
                                 SINCE INCEPTION (B)    5 YEAR      3 YEAR     1 YEAR     6 MONTHS
                                 -------------------    ------      ------     ------     --------
Realty Fund Class AAA ................  4.74%            4.22%       13.13%    (1.62)%     2.24%
NAREIT Composite REIT Index ..........  3.11%            3.32%       14.69%    (2.06)%     1.74%
Lipper Real Estate Fund Average ......  2.91%            3.04%       12.29%    (2.45)%     2.11%
Russell 2000 Index ................... (2.66)%          (4.12)%     (11.00)%  (26.95)%     1.39%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The NAREIT Composite REIT Index and the Russell 2000 Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on September 30, 1997.
--------------------------------------------------------------------------------

      The NAREIT Composite REIT Index earned slightly positive returns during both the fourth quarter of 2002 and the first quarter of 2003. The leading contributors to six-month total returns for the Fund were Kimco Realty, Goodrich Corporation, Duke Realty, and Taubman Centers, Inc. In the fourth quarter, REITs lagged other equity investments but outperformed the broader equity indexes during 2002 for the third year running. Attractive dividend yields, especially when compared to historically low bond and money market yields, continued to benefit real estate stocks. Supply and demand fundamentals were still out of step in some property categories, leading to mixed performance among sectors. Regional malls were strong as consolidation efforts emerged in the sector. Apartments turned positive as housing markets slowed. Health care lagged due to concerns about regulatory changes and Medicare funding shortfalls.

      During the first quarter of 2003, REITs resumed outperformance of the broader market, although the return was roughly equivalent to the current dividend yield. Commercial real estate has always lagged behind the overall economy and this slowdown has been no exception. Supply/demand balances have deteriorated moderately in most real estate markets, but the asset class continues to benefit from strong private market demand for commercial property investments, fueled by low interest rates and the relative stability of real estate cash flows. Retail REITs continued to outpace the group because of their relative stability, despite the general slowdown in consumer spending. Office and apartments were roughly flat as investors began losing hope for a turnaround in demand anytime soon. Health care REITs were the worst performing group, reflecting concerns about shortfalls in Medicaid funding related to state budget deficits.

MIGHTY MITES FUND
      For the six-month period ended March 31, 2003, the Gabelli Westwood Mighty Mites Fund Class AAA Shares rose 1.90%, while the Russell 2000 Index rose 1.39% and the Lipper Small-Cap Value Fund Average declined 1.06%, over the same six-month period. As we prepare this letter, the U.S.-led coalition has achieved its mission of regime change in Iraq and investors have begun to refocus on the economy and corporate earnings. Soon, we believe stocks will once again trade on their own merits rather than the latest Pentagon briefing.

---------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                                -------------------------------------------------
                                 SINCE INCEPTION (B)    3 YEAR     1 YEAR     6 MONTHS
                                 -------------------    ------     ------     --------
Mighty Mites Fund Class AAA ........... 10.69%            0.52%     (6.31)%    1.90%
Russell 2000 Index .................... (4.04)%         (11.00)%   (26.96)%    1.39%
Lipper Small-Cap Value Average ........  0.19%            3.50%    (22.88)%   (1.06)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on May 11, 1998.
--------------------------------------------------------------------------------

      Oil prices have already declined significantly from pre-war peaks and should settle in the mid-$20 per barrel range. Lower oil prices will provide a much-needed boost for the economy. Victory in Iraq has also improved the prospects that at least part of the Bush Administration's fiscal stimulus package will make it through Congress.

      Following the Gulf War in 1991, stocks took off. Can we expect the same thing to happen following our swift and decisive victory in Iraq? We note that stocks got off to a great start in early January before it became apparent that war with Iraq was inevitable. Also, the market had one of the best weeks in history following President Bush's ultimatum to Saddam Hussein and two days later, the beginning of the Shock and Awe aerial campaign. After drifting lower when it appeared military progress had slowed, stocks rallied again as soon as coalition forces took control of Baghdad. Whether this rally can be sustained will depend on how soon we see evidence the economy is beginning to regain momentum.

      Although happy to share with you our opinions on prospects for the economy and stock market, individual stock research drives our investment process. Although concerned for the safety of our troops and praying for a quick end to the hostilities, we kept busy monitoring portfolio companies and searching the micro-cap universe for new opportunities. One of the advantages of micro-cap companies is that in most cases, their businesses are impacted less by macro-economic trends and more by their ability to grow market share and profits in their small niches, and/or take steps to surface undervalued assets. The market may not pay much attention to these achievements during periods of crisis. However, in a more normalized environment, fundamental progress is generally rewarded.

      Fabric cutting equipment manufacturer Gerber Scientific Instruments and small group broadcaster Young Broadcasting finished near the top of our performance chart during the past six months. We also had good gains from Canterbury Park Holding Corp., Biloxi Marsh Lands and Primedia. Among our biggest laggards were brewer Genesee Corp., radio advertising placement company Interep National Radio Sales, Omnova Solutions and BKF Capital Group.

      We would like to include a brief description of a specific holding in our Fund, Whitman Education Group Inc. (WIX - $13.60 - AMEX). Headquartered in Miami, Florida, Whitman Education is a for-profit provider of career-oriented postsecondary education, serving approximately 9,800 students in 13 states through 22 campuses. The company's degree offerings include diploma/ certification programs, associate's degrees, and bachelor's/master's/doctoral degrees in the fields of business, information technology, and health education. On March 26, 2003, Whitman Education announced it had reached an agreement to be acquired by Career Education Corporation (CECO - $48.92 - Nasdaq) for approximately $230 million. Under the terms of the agreement, Whitman shareholders will receive $6.00 in cash and $8.25 in Career Education stock (subject to adjustment). The transaction surfaces the value built over the past three years by the Whitman management team led by Richard Pfenniger, as $14.25 per share provides a 39.4% premium to Whitman's closing price immediately preceding the announcement, and an 87% return since December 31, 2002. Whitman expects the deal to close by July 2003.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         MAY                JUNE              JULY
                         ---                ----              ----
      1st Tuesday        Howard Ward        Howard Ward       Howard Ward
      1st Wednesday      Henry Van der Eb   Susan Byrne       Caesar Bryan
      2nd Wednesday      Caesar Bryan       Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday      Elizabeth Lilly    Ivan Arteaga      Hartswell Woodson
      4th Wednesday      Barbara Marcin     Barbara Marcin    Ivan Arteaga
      5th Wednesday                                           Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Each of the Funds' daily net asset values are available either in the financial press or each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or 800-WESTWOOD (800-937-8966). Please call us during the business day for further information. We also encourage you to visit our website at www.westwoodgroup.com. We very much appreciate your confidence and remain committed to meeting your investment objectives.

                                      Sincerely,

                                      /S/ SUSAN M. BYRNE
                                      SUSAN M. BYRNE
April 28, 2003                        President and Chief Investment Officer


--------------------------------------------------------------------------------
                              NASDAQ SYMBOLS TABLE
--------------------------------------------------------------------------------

    GABELLI WESTWOOD FUND  NASDAQ SYMBOLS  GABELLI WESTWOOD FUND  NASDAQ SYMBOLS
    ---------------------  --------------  ---------------------  --------------
    Equity                 WESWX           Intermediate Bond      WEIBX
    Equity - Class A       WEECX           SmallCap Equity        WESCX
    Balanced               WEBAX           Realty                 WESRX
    Balanced - Class A     WEBCX           Mighty Mites(SM)       WEMMX
    Balanced - Class B     WBCBX
    Balanced - Class C     WBCCX
--------------------------------------------------------------------------------

THE GABELLI WESTWOOD EQUITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                                COST         VALUE
     ------                                ----         -----
              COMMON STOCKS -- 98.7%
              AEROSPACE -- 4.9%
    195,400   Boeing Co. .............$  8,544,251  $  4,896,724
    121,200   Lockheed Martin Corp. ..   6,595,041     5,763,060
                                      ------------  ------------
                                        15,139,292    10,659,784
                                      ------------  ------------
              AUTOMOTIVE -- 2.6%
    167,800   General Motors Corp. ...   7,911,743     5,641,436
                                      ------------  ------------
              AVIATION: PARTS AND SERVICES -- 2.5%
     94,300   United Technologies
               Corp. .................   5,739,737     5,448,654
                                      ------------  ------------
              COMPUTER HARDWARE -- 6.8%
    256,200   Apple Computer Inc.+ ...   5,164,401     3,622,668
    345,287   Hewlett-Packard Co. ....   5,706,397     5,369,213
     72,800   International Business
               Machines Corp. ........   6,288,461     5,709,704
                                      ------------  ------------
                                        17,159,259    14,701,585
                                      ------------  ------------
              CONSUMER PRODUCTS -- 4.8%
    138,600   Altria Group Inc. ......   6,272,026     4,152,456
     69,200   Procter & Gamble Co. ...   6,136,460     6,162,260
                                      ------------  ------------
                                        12,408,486    10,314,716
                                      ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 2.4%
    205,000   General Electric Co. ...   5,766,988     5,227,500
                                      ------------  ------------
              ENERGY AND UTILITIES: INTEGRATED -- 4.7%
    125,300   DTE Energy Co. .........   5,170,578     4,842,845
    139,360   Progress Energy Inc. ...   5,996,516     5,455,944
                                      ------------  ------------
                                        11,167,094    10,298,789
                                      ------------  ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 3.8%
     89,103   Apache Corp. ...........   3,904,721     5,501,219
     71,100   Nabors Industries
               Ltd.+ .................   2,604,735     2,834,757
                                      ------------  ------------
                                         6,509,456     8,335,976
                                      ------------  ------------
              ENERGY AND UTILITIES: OIL -- 11.0%
    122,100   Anadarko Petroleum
               Corp. .................   6,785,233     5,555,550
     88,000   ChevronTexaco Corp. ....   7,963,442     5,689,200
    185,900   Exxon Mobil Corp. ......   7,430,053     6,497,205
    141,000   Murphy Oil Corp. .......   5,932,361     6,227,970
                                      ------------  ------------
                                        28,111,089    23,969,925
                                      ------------  ------------
              ENTERTAINMENT -- 0.9%
    110,000   The Walt Disney Co. ....   2,599,653     1,872,200
                                      ------------  ------------
              FINANCIAL SERVICES -- 15.9%
    170,900   American Express Co. ...   6,249,020     5,679,007
     83,000   Bank of America Corp. ..   3,619,767     5,547,720
     98,400   Bear Stearns
               Companies Inc. ........   6,189,347     6,455,040
    165,733   Citigroup Inc. .........   6,080,003     5,709,502
     88,200   Fannie Mae .............   6,323,782     5,763,870
    186,500   Prudential
               Financial Inc. ........   5,841,695     5,455,125
                                      ------------  ------------
                                        34,303,614    34,610,264
                                      ------------  ------------
              FINANCIAL SERVICES: BANKS -- 10.2%
    155,300   Bank One Corp. .........   6,452,125     5,376,486
    231,200   KeyCorp ................   5,901,154     5,215,872
     73,300   M&T Bank Corp. .........   5,877,229     5,759,914
    167,700   Washington Mutual Inc. .   6,106,579     5,914,779
                                      ------------  ------------
                                        24,337,087    22,267,051
                                      ------------  ------------

     SHARES                                COST         VALUE
     ------                                ----         -----
              FOOD AND BEVERAGE -- 4.0%
    242,100   ConAgra Foods Inc. .....$  5,702,467  $  4,861,368
    131,700   Heinz (H.J.) Co. .......   4,753,783     3,845,640
                                      ------------  ------------
                                        10,456,250     8,707,008
                                      ------------  ------------
              HEALTH CARE -- 7.4%
    101,600   Merck & Co. Inc. .......   4,683,028     5,565,648
    197,300   Pfizer Inc. ............   5,827,250     6,147,868
    112,600   Wyeth ..................   3,921,217     4,258,532
                                      ------------  ------------
                                        14,431,495    15,972,048
                                      ------------  ------------
              HOTELS AND GAMING -- 1.2%
    108,000   Starwood Hotels & Resorts
               Worldwide Inc. ........   2,481,906     2,569,320
                                      ------------  ------------
              METALS AND MINING -- 2.5%
    279,200   Alcoa Inc. .............   7,656,111     5,410,896
                                      ------------  ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.0%
     50,000   ProLogis ...............   1,244,490     1,266,000
     88,400   Simon Property
               Group Inc. ............   3,162,542     3,167,372
                                      ------------  ------------
                                         4,407,032     4,433,372
                                      ------------  ------------
              SPECIALTY CHEMICALS -- 2.6%
    144,500   E.I. du Pont de
               Nemours and Co. .......   6,668,312     5,615,270
                                      ------------  ------------
              TELECOMMUNICATIONS -- 6.0%
    152,300   AT&T Corp. .............   3,814,152     2,467,260
    226,900   BellSouth Corp. ........   7,095,285     4,916,923
    159,704   Verizon
               Communications Inc. ...   7,178,611     5,645,536
                                      ------------  ------------
                                        18,088,048    13,029,719
                                      ------------  ------------
              TRANSPORTATION -- 2.5%
    100,100   Union Pacific Corp. ....   5,603,282     5,505,500
                                      ------------  ------------
              TOTAL COMMON STOCKS .... 240,945,934   214,591,013
                                      ------------  ------------
    PRINCIPAL
     AMOUNT
    ---------
              U.S. GOVERNMENT OBLIGATIONS -- 1.1%
              U.S. TREASURY BILL -- 1.1%
 $2,500,000   U.S. Treasury Bill,
               1.130%++, 04/10/03 ....   2,499,303     2,499,303
                                      ------------  ------------
              TOTAL INVESTMENTS
               -- 99.8% ..............$243,445,237   217,090,316
                                      ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.2% ...........     347,809
                                                    ------------
              NET ASSETS -- 100.0% .................$217,438,125
                                                    ============
  --------------
              For Federal tax purposes:
              Aggregate Cost .......................$243,445,237
                                                    ============
              Gross unrealized appreciation ........$  5,995,882
              Gross unrealized depreciation ........ (32,350,803)
                                                    ------------
              Net unrealized depreciation ..........$(26,354,921)
                                                    ============

+  Non-income producing security.
++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD BALANCED FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                                COST         VALUE
     ------                                ----         -----
              COMMON STOCKS -- 62.9%
              AEROSPACE -- 3.1%
     86,700   Boeing Co. .............$  3,534,436  $  2,172,702
     53,400   Lockheed Martin Corp. ..   2,894,006     2,539,170
                                      ------------  ------------
                                         6,428,442     4,711,872
                                      ------------  ------------
              AUTOMOTIVE -- 1.7%
     74,300   General Motors Corp. ...   3,175,213     2,497,966
                                      ------------  ------------
              AVIATION: PARTS AND SERVICES -- 1.5%
     40,100   United Technologies
               Corp. .................   2,329,241     2,316,978
                                      ------------  ------------
              BROADCASTING -- 0.0%
          1   Clear Channel
               Communications Inc.+ ..          64            34
                                      ------------  ------------
              COMPUTER HARDWARE -- 4.2%
    108,900   Apple Computer Inc.+ ...   2,115,151     1,539,846
    152,788   Hewlett-Packard Co. ....   2,505,534     2,375,853
     30,700   International Business
               Machines Corp. ........   2,448,720     2,407,801
                                      ------------  ------------
                                         7,069,405     6,323,500
                                      ------------  ------------
              CONSUMER PRODUCTS -- 3.1%
     67,600   Altria Group Inc. ......   3,079,457     2,025,296
     29,400   Procter & Gamble Co. ...   2,606,320     2,618,070
                                      ------------  ------------
                                         5,685,777     4,643,366
                                      ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 1.5%
     89,100   General Electric Co. ...   2,406,334     2,272,050
                                      ------------  ------------
              ENERGY AND UTILITIES: INTEGRATED -- 3.1%
     57,000   DTE Energy Co. .........   2,352,010     2,203,050
     63,749   Progress Energy Inc. ...   2,696,420     2,495,773
                                      ------------  ------------
                                         5,048,430     4,698,823
                                      ------------  ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 2.4%
     38,640   Apache Corp. ...........   1,721,577     2,385,634
     31,500   Nabors Industries
               Ltd.+ .................   1,154,424     1,255,905
                                      ------------  ------------
                                         2,876,001     3,641,539
                                      ------------  ------------
              ENERGY AND UTILITIES: OIL -- 6.9%
     55,400   Anadarko
               Petroleum Corp. .......   3,008,505     2,520,700
     37,100   ChevronTexaco Corp. ....   3,056,216     2,398,515
     78,800   Exxon Mobil Corp. ......   2,956,166     2,754,060
     61,400   Murphy Oil Corp. .......   2,586,454     2,712,038
                                      ------------  ------------
                                        11,607,341    10,385,313
                                      ------------  ------------
              ENTERTAINMENT -- 0.5%
     47,600   The Walt Disney Co. ....   1,119,042       810,152
                                      ------------  ------------
              FINANCIAL SERVICES -- 10.2%
     74,100   American Express Co. ...   2,671,543     2,462,343
     37,000   Bank of America Corp. ..   1,778,861     2,473,080
     41,800   Bear Stearns
               Companies Inc. ........   2,628,532     2,742,080
     71,933   Citigroup Inc. .........   2,509,861     2,478,092
     42,300   Fannie Mae .............   2,997,609     2,764,305
     81,300   Prudential
               Financial Inc. ........   2,538,785     2,378,025
                                      ------------  ------------
                                        15,125,191    15,297,925
                                      ------------  ------------

     SHARES                                COST         VALUE
     ------                                ----         -----
              FINANCIAL SERVICES: BANKS -- 6.4%
     66,000   Bank One Corp. .........$  2,712,208  $  2,284,920
    101,000   KeyCorp ................   2,470,986     2,278,560
     31,300   M&T Bank Corp. .........   2,510,272     2,459,554
     74,500   Washington Mutual Inc. .   2,528,739     2,627,615
                                      ------------  ------------
                                        10,222,205     9,650,649
                                      ------------  ------------
              FOOD AND BEVERAGE -- 2.5%
    103,900   ConAgra Foods Inc. .....   2,445,798     2,086,312
     55,900   Heinz (H.J.) Co. .......   1,974,330     1,632,280
                                      ------------  ------------
                                         4,420,128     3,718,592
                                      ------------  ------------
              HEALTH CARE -- 4.8%
     46,800   Merck & Co. Inc. .......   2,138,799     2,563,704
     87,700   Pfizer Inc. ............   2,504,641     2,732,732
     50,600   Wyeth ..................   1,761,537     1,913,692
                                      ------------  ------------
                                         6,404,977     7,210,128
                                      ------------  ------------
              HOTELS AND GAMING -- 0.7%
     47,000   Starwood Hotels & Resorts
               Worldwide Inc. ........   1,080,160     1,118,130
                                      ------------  ------------
              METALS AND MINING -- 1.6%
    122,000   Alcoa Inc. .............   3,126,097     2,364,360
                                      ------------  ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.8%
     51,600   ProLogis ...............   1,265,154     1,306,512
     37,700   Simon Property
               Group Inc. ............   1,347,930     1,350,791
                                      ------------  ------------
                                         2,613,084     2,657,303
                                      ------------  ------------
              SPECIALTY CHEMICALS -- 1.6%
     63,100   E.I. du Pont de Nemours
               and Co. ...............   2,863,288     2,452,066
                                      ------------  ------------
              TELECOMMUNICATIONS -- 3.7%
     66,000   AT&T Corp. .............   1,648,063     1,069,200
     95,400   BellSouth Corp. ........   2,824,847     2,067,318
     68,638   Verizon
               Communications Inc. ...   2,858,602     2,426,353
                                      ------------  ------------
                                         7,331,512     5,562,871
                                      ------------  ------------
              TRANSPORTATION -- 1.6%
     43,200   Union Pacific Corp. ....   2,447,670     2,376,000
                                      ------------  ------------
              TOTAL COMMON STOCKS .... 103,379,602    94,709,617
                                      ------------  ------------
    PRINCIPAL
     AMOUNT
    ---------
              ASSET BACKED SECURITIES -- 0.6%
 $  825,000   GS Mortgage Securities Corp. II,
               97-GL Cl. A2D,
               6.940%, 07/13/30 ......     833,786       921,839
                                      ------------  ------------
     SHARES
     ------
              CONVERTIBLE PREFERRED STOCKS -- 0.9%
              HEALTH CARE -- 0.9%
     33,300   Baxter International 7%,
                2/16/06 ..............   1,662,520     1,282,383
                                      ------------  ------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                               COST         VALUE
    ----------                            ----         -----
              CORPORATE BONDS -- 11.5%
              COMPUTER HARDWARE -- 1.2%
 $  750,000   Hewlett-Packard Co.,
               3.625%, 03/15/08 ......$    747,713  $    741,947
  1,000,000   IBM Corp.,
               4.875%, 10/01/06 ......   1,023,482     1,075,568
                                      ------------  ------------
                                         1,771,195     1,817,515
                                      ------------  ------------
              ENERGY AND UTILITIES: OIL -- 1.1%
    920,000   Conoco Inc.,
               5.900%, 04/15/04 ......     905,542       961,489
    750,000   Occidental Petroleum,
               4.250%, 03/15/10 ......     759,547       750,436
                                      ------------  ------------
                                         1,665,089     1,711,925
                                      ------------  ------------
              FINANCIAL SERVICES -- 5.0%
    875,000   Bank of America Corp.,
               5.875%, 02/15/09 ......     843,527       980,758
    825,000   Citigroup Inc.,
               6.750%, 12/01/05 ......     841,361       918,418
  1,350,000   General Electric
               Capital Corp.,
               7.500%, 05/15/05 ......   1,354,390     1,506,015
  1,275,000   General Motors
               Acceptance Corp.,
               5.750%, 11/10/03 ......   1,274,061     1,300,008
  1,225,000   Goldman Sachs Group Inc.,
               6.650%, 05/15/09 ......   1,215,248     1,388,088
  1,335,000   Nipsco Capital Markets Inc.,
               7.390%, 04/01/04 ......   1,341,322     1,366,092
                                      ------------  ------------
                                         6,869,909     7,459,379
                                      ------------  ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.2%
  1,600,000   Archstone Communities Trust,
               7.200%, 03/01/13 ......   1,546,150     1,780,160
                                      ------------  ------------
              RETAIL -- 1.9%
  1,275,000   Neiman Marcus Group Inc.,
                      6.650%, 06/01/08   1,274,134     1,410,405
  1,250,000   Wal-Mart Stores Inc.,
               6.875%, 08/10/09 ......   1,335,680     1,479,404
                                      ------------  ------------
                                         2,609,814     2,889,809
                                      ------------  ------------
              TELECOMMUNICATIONS -- 1.1%
  1,460,000   GTE Corp.,
               6.460%, 04/15/08 ......   1,470,925     1,659,275
                                      ------------  ------------
              TOTAL CORPORATE BONDS ..  15,933,082    17,318,063
                                      ------------  ------------

              FOREIGN GOVERNMENT BONDS -- 1.4%
  1,000,000   Canadian Global Bond,
               6.750%, 08/28/06 ......   1,035,937     1,142,893
  1,000,000   Italy Global Bond,
               2.500%, 03/31/06 ......     999,069     1,007,569
                                      ------------  ------------
              TOTAL FOREIGN
               GOVERNMENT BONDS ......   2,035,006     2,150,462
                                      ------------  ------------

  PRINCIPAL
   AMOUNT                               COST         VALUE
  ---------                             ----         -----
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.9%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 4.5%
 $1,500,000    6.375%, 11/15/03 ......$  1,504,439  $  1,548,618
  1,600,000    5.500%, 07/15/06 ......   1,629,745     1,759,690
  1,750,000    3.500%, 09/15/07 ......   1,791,059     1,799,217
    750,000    3.250%, 02/25/08 ......     747,098       753,399
    750,000    6.625%, 09/15/09 ......     877,742       883,984
                                      ------------  ------------
                                         6,550,083     6,744,908
                                      ------------  ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.4%
  2,000,000    Zero Coupon, 04/09/03 .   1,999,453     1,999,453
  1,450,000    3.000%, 06/15/04 ......   1,465,015     1,479,990
  1,625,000    6.500%, 08/15/04 ......   1,622,485     1,740,026
  1,250,000    7.125%, 03/15/07 ......   1,344,329     1,461,600
    358,580    6.000%, 05/01/11 ......     355,791       377,041
  1,200,000    6.000%, 05/15/11 ......   1,204,841     1,367,578
    900,000    6.000%, 01/18/12 ......     890,418       952,470
    322,442    7.000%, 11/01/14 ......     326,041       344,385
                                      ------------  ------------
                                         9,208,373     9,722,543
                                      ------------  ------------
              TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATIONS ....  15,758,456    16,467,451
                                      ------------  ------------
              U.S. GOVERNMENT OBLIGATIONS -- 10.4%
              U.S. TREASURY BILLS -- 2.9%
  4,400,000   U.S. Treasury Bills,
               1.120% to 1.150%++,
               04/10/03 to 05/08/03 ..   4,397,593     4,397,593
                                      ------------  ------------
              U.S. TREASURY NOTES -- 7.5%
  2,150,000    2.250%, 07/31/04 ......   2,153,234     2,178,305
  2,000,000    5.750%, 11/15/05 ......   2,074,263     2,202,580
  1,200,000    4.625%, 05/15/06 ......   1,290,392     1,293,563
  1,000,000    6.500%, 10/15/06 ......   1,065,626     1,143,907
  1,225,000    3.500%, 11/15/06 ......   1,187,313     1,276,967
  1,300,000    6.125%, 08/15/07 ......   1,289,685     1,490,177
  1,500,000    5.000%, 08/15/11 ......   1,461,983     1,645,195
                                      ------------  ------------
                                        10,522,496    11,230,694
                                      ------------  ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ...........  14,920,089    15,628,287
                                      ------------  ------------
              TOTAL INVESTMENTS --
                98.6% ................$154,522,542   148,478,102
                                      ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- 1.4% ..........   2,183,130
                                                    ------------
              NET ASSETS -- 100.0% .................$150,661,232
                                                    ============
  --------------
              For Federal tax purposes:
              Aggregate Cost .......................$154,522,472
                                                    ============
              Gross unrealized appreciation ........$  5,717,415
              Gross unrealized depreciation ........ (11,761,855)
                                                    ------------
              Net unrealized depreciation ..........$ (6,044,440)
                                                    ============
+  Non-income producing security.
++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                               COST         VALUE
  ---------                             ----         -----
              ASSET BACKED SECURITIES -- 1.6%
   $225,000   GS Mortgage Securities Corp. II,
               97-GL Cl. A2D,
               6.940%, 07/13/30 ......$    231,613  $    251,410
                                      ------------  ------------

              CORPORATE BONDS -- 22.6%
              COMPUTER HARDWARE -- 2.4%
    250,000   Hewlett-Packard Co.,
               3.625%, 03/15/08 ......     249,238       247,315
    125,000   IBM Corp.,
               4.875%, 10/01/06 ......     125,894       134,446
                                      ------------  ------------
                                           375,132       381,761
                                      ------------  ------------
              ENERGY AND UTILITIES: ELECTRIC -- 0.5%
     75,610   Niagara Mohawk Holdings Inc.,
               7.375%, 07/01/03 ......      75,714        76,594
                                      ------------  ------------
              ENERGY AND UTILITIES: OIL -- 3.9%
    125,000   BP Capital Markets plc,
               4.000%, 04/29/05 ......     127,981       130,605
    125,000   ChevronTexaco Capital Co.,
               3.500%, 09/17/07 ......     124,499       127,711
    125,000   Conoco Inc.,
               5.900%, 04/15/04 ......     123,036       130,637
    225,000   Occidental Petroleum,
               4.250%, 03/15/10 ......     225,000       225,131
                                      ------------  ------------
                                           600,516       614,084
                                      ------------  ------------
              FINANCIAL SERVICES -- 9.4%
    200,000   Bank of America Corp.,
               5.875%, 02/15/09 ......     202,245       224,173
    100,000   Bayerische Landesbank,
               4.125%, 01/14/05 ......     101,672       104,115
    120,000   Citigroup Inc.,
               6.750%, 12/01/05 ......     122,380       133,588
    225,000   General Electric Capital Corp.,
               7.500%, 05/15/05 ......     226,857       251,002
    140,000   General Motors Acceptance Corp.,
               5.750%, 11/10/03 ......     139,486       142,746
    200,000   Goldman Sachs Group Inc.,
               6.650%, 05/15/09 ......     200,930       226,627
    200,000   International Bank for
               Reconstruction
               & Development,
               8.625%, 10/15/16 ......     251,209       275,006
    100,000   Nipsco Capital Markets Inc.,
               7.390%, 04/01/04 ......      99,366       102,329
                                      ------------  ------------
                                         1,344,145     1,459,586
                                      ------------  ------------
              FOOD AND BEVERAGE -- 2.0%
    300,000   Anheuser-Busch Cos. Inc.,
               6.750%, 08/01/03 ......     305,084       305,338
                                      ------------  ------------

  PRINCIPAL
   AMOUNT                                 COST         VALUE
  ---------                               ----         -----
              REAL ESTATE INVESTMENT TRUSTS -- 1.1%
   $150,000   Archstone Communities Trust,
               7.200%, 03/01/13 ......$    145,352  $    166,890
                                      ------------  ------------
              RETAIL -- 2.4%
    120,000   Neiman Marcus Group Inc.,
               6.650%, 06/01/08 ......     119,918       132,744
    200,000   Wal-Mart Stores Inc.,
               6.875%, 08/10/09 ......     213,709       236,705
                                      ------------  ------------
                                           333,627       369,449
                                      ------------  ------------
              TELECOMMUNICATIONS -- 0.9%
    125,000   GTE Corp.,
               6.460%, 04/15/08 ......     126,990       142,061
                                      ------------  ------------
              TOTAL CORPORATE BONDS ..   3,306,560     3,515,763
                                      ------------  ------------

              FOREIGN GOVERNMENT BONDS -- 2.9%
    175,000   Canadian Global Bond,
               6.750%, 08/28/06 ......     176,377       200,007
    250,000   Italy Global Bond,
               2.500%, 03/31/06 ......     249,931       251,892
                                      ------------  ------------
              TOTAL FOREIGN
               GOVERNMENT BONDS ......     426,308       451,899
                                      ------------  ------------

              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 30.6%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 11.2%
    450,000    5.500%, 07/15/06 ......     468,397       494,913
    500,000    3.500%, 09/15/07 ......     510,407       514,062
    250,000    3.250%, 02/25/08 ......     249,033       251,133
    275,000    6.625%, 09/15/09 ......     281,568       324,127
    150,000    5.125%, 08/20/12 ......     148,986       153,433
                                      ------------  ------------
                                         1,658,391     1,737,668
                                      ------------  ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 18.1%
    500,000    Zero Coupon, 04/09/03 .     499,863       499,863
    175,000    5.750%, 04/15/03 ......     175,167       175,313
    200,000    Zero Coupon, 04/23/03 .     199,850       199,850
    325,000    3.000%, 06/15/04 ......     327,973       331,722
    400,000    6.500%, 08/15/04 ......     416,028       428,314
    225,000    7.000%, 07/15/05 ......     245,092       251,445
    225,000    7.125%, 03/15/07 ......     224,666       263,088
     49,152    6.000%, 05/01/11 ......      48,718        51,682
    350,000    6.000%, 05/15/11 ......     377,660       398,877
    150,000    6.000%, 01/18/12 ......     148,403       158,745
     41,992    7.000%, 11/01/14 ......      42,461        44,850
                                      ------------  ------------
                                         2,705,881     2,803,749
                                      ------------  ------------

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                               COST         VALUE
  ---------                             ----         -----
              U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.3%
   $ 49,959   GNMA, Pool #427798,
               7.000%, 02/15/28 ......$     50,839  $     53,135
     48,109   GNMA, Pool #780977,
               7.500%, 12/15/28 ......      47,265        51,531
     95,947   GNMA, Pool #580871,
               6.500%, 12/15/31 ......      96,369       100,919
                                      ------------  ------------
                                           194,473       205,585
                                      ------------  ------------
              TOTAL U.S. GOVERNMENT
               AGENCY OBLIGATIONS ....   4,558,745     4,747,002
                                      ------------  ------------

              U.S. GOVERNMENT OBLIGATIONS -- 39.8%
              U.S. TREASURY BILLS -- 8.0%
  1,250,000   U.S. Treasury Bills,
               1.150% to 1.170%++,
               04/10/03 to 05/22/03 ..   1,248,885     1,248,885
                                      ------------  ------------
              U.S. TREASURY BONDS -- 9.9%
    400,000    7.250%, 05/15/16 ......     472,226       514,313
    100,000    7.125%, 02/15/23 ......     125,711       128,856
    350,000    6.250%, 08/15/23 ......     408,563       411,496
    415,000    6.125%, 11/15/27 ......     428,876       484,480
                                      ------------  ------------
                                         1,435,376     1,539,145
                                      ------------  ------------
              U.S. TREASURY NOTES -- 21.9%
    500,000    2.250%, 07/31/04 ......     503,303       506,582
    350,000    5.875%, 11/15/04 ......     363,855       375,197
    400,000    5.750%, 11/15/05 ......     426,580       440,516
    400,000    4.625%, 05/15/06 ......     426,733       431,188
    550,000    3.500%, 11/15/06 ......     565,129       573,332
    200,000    6.125%, 08/15/07 ......     220,156       229,258
    400,000    5.750%, 08/15/10 ......     449,497       459,469
    200,000    5.000%, 02/15/11 ......     222,555       219,828
    150,000    5.000%, 08/15/11 ......     159,885       164,520
                                      ------------  ------------
                                         3,337,693     3,399,890
                                      ------------  ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ...........   6,021,954     6,187,920
                                      ------------  ------------

     SHARES                                COST         VALUE
     ------                                ----         -----
              WARRANTS -- 0.0%
              ENERGY AND UTILITIES -- 0.0%
          8   Forman Petroleum Corp.,
               Series A,
               expire 01/14/07+ (a) ..$          0  $          0
         25   Forman Petroleum Corp.,
               Series B,
               expire 01/14/07+ (a) ..           0             1
         25   Forman Petroleum Corp.,
               Series C,
               expire 01/14/07+ (a) ..           0             0
         25   Forman Petroleum Corp.,
               Series D,
               expire 01/14/07+ (a) ..           0             0
                                      ------------  ------------
                                                 0             1
                                      ------------  ------------
              TOTAL WARRANTS .........           0             1
                                      ------------  ------------
              TOTAL INVESTMENTS --
                97.5% ................$ 14,545,180    15,153,995
                                      ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- 2.5% ..........     390,575
                                                    ------------
              NET ASSETS -- 100.0% .................$ 15,544,570
                                                    ============
  --------------
              For Federal tax purposes:
              Aggregate Cost .......................$ 14,545,168
                                                    ============
              Gross unrealized appreciation ........$    613,464
              Gross unrealized depreciation ........      (4,649)
                                                    ------------
              Net unrealized appreciation ..........$    608,815
                                                    ============

(a) Securities fair valued under procedures established by the Board of
    Trustees.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                                COST         VALUE
     ------                                ----         -----
              COMMON STOCKS -- 97.7%
              BUSINESS SERVICES -- 5.6%
     12,900   Acxiom Corp.+ ..........$    202,556  $    217,107
      9,300   Fisher Scientific
               International Inc.+ ...     274,163       260,028
      6,200   FTI Consulting Inc.+ ...     256,434       286,564
                                      ------------  ------------
                                           733,153       763,699
                                      ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 11.0%
      8,700   Anteon International
               Corp.+ ................     208,817       195,315
     29,000   Borland Software Corp.+      288,996       266,800
     11,000   Cognos Inc.+ ...........     258,553       249,931
      5,500   Fair, Isaac & Co. Inc. .     227,100       279,510
      6,700   Hutchinson
               Technology Inc.+ ......     166,198       165,624
     19,300   United Online Inc.+ ....     311,163       332,732
                                      ------------  ------------
                                         1,460,827     1,489,912
                                      ------------  ------------
              CONSUMER PRODUCTS -- 5.3%
     11,300   K-Swiss Inc. ...........     274,216       288,715
      9,900   Polo Ralph
               Lauren Corp.+ .........     201,030       226,710
      3,900   Scotts Co., Cl. A+ .....     203,508       202,020
                                      ------------  ------------
                                           678,754       717,445
                                      ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 2.1%
     15,400   Airgas Inc.+ ...........     254,518       285,054
                                      ------------  ------------
              EDUCATIONAL SERVICES -- 2.1%
      5,700   Career Education Corp.+      260,356       278,844
                                      ------------  ------------
              ELECTRONICS -- 12.2%
      6,600   Benchmark Electronics
               Inc.+ .................     194,050       186,978
      4,800   Cabot Microelectronics
               Corp.+ ................     235,253       200,976
      8,200   Cubic Corp. ............     138,174       133,824
     12,900   Emulex Corp.+ ..........     246,275       247,035
     18,800   Fairchild Semiconductor
               International Inc.+ ...     216,052       196,648
     11,400   Integrated Circuit
               Systems Inc.+ .........     264,249       247,380
      9,900   International
               Rectifier Corp.+ ......     205,365       194,733
     16,400   Intersil Corp.+ ........     258,486       255,184
                                      ------------  ------------
                                         1,757,904     1,662,758
                                      ------------  ------------
              ENERGY AND UTILITIES -- 7.9%
      4,500   Evergreen Resources Inc.+    190,352       203,895
      6,700   Hawaiian Electric
               Industries Inc. .......     291,714       273,092
      8,700   Quicksilver
               Resources Inc.+ .......     193,019       206,799
      7,300   The Houston
               Exploration Co.+ ......     226,967       197,100
      6,100   Western Resources Inc. .     214,369       198,555
                                      ------------  ------------
                                         1,116,421     1,079,441
                                      ------------  ------------
              ENVIRONMENTAL SERVICES -- 2.1%
      8,200   Waste Connections
               Inc.+ .................     283,532       282,900
                                      ------------  ------------
              FINANCIAL SERVICES -- 9.7%
      3,400   Affiliated Managers
               Group Inc.+ ...........     154,839       141,338
      5,224   Commerce Bancorp Inc. ..     211,129       207,602
      8,400   Investors Financial
               Services Corp. ........     223,877       204,540
      2,400   Pacific Capital
               Bancorp ...............      73,044        71,136

     SHARES                                COST         VALUE
     ------                                ----         -----
      4,800   UCBH Holdings Inc. .....$    197,875  $    211,104
     10,700   W Holding Co. Inc. .....     196,137       196,452
      6,700   W.R. Berkley Corp. .....     273,935       287,095
                                      ------------  ------------
                                         1,330,836     1,319,267
                                      ------------  ------------
              HEALTH CARE -- 11.3%
      5,700   Cephalon Inc.+ .........     264,223       227,658
      6,900   Cooper Companies
               Inc. (The) ............     176,378       206,310
      6,100   Neurocrine
               Biosciences Inc.+ .....     256,885       254,858
     10,400   Omnicare Inc. ..........     266,059       282,984
      8,800   ResMed Inc.+ ...........     266,063       281,424
      6,800   Zoll Medical Corp.+ ....     256,098       277,848
                                      ------------  ------------
                                         1,485,706     1,531,082
                                      ------------  ------------
              HEALTH CARE: PHARMACEUTICALS -- 8.2%
      8,400   Pharmaceutical Product
               Development Inc.+ .....     250,064       225,548
     17,700   SICOR Inc.+ ............     262,918       295,590
      9,400   SurModics Inc.+ ........     285,959       290,554
      7,900   Taro Pharmaceutical
               Industries Ltd.+ ......     283,967       302,412
                                      ------------  ------------
                                         1,082,908     1,114,104
                                      ------------  ------------
              HEALTH CARE: SERVICES -- 9.8%
      9,600   AdvancePCS+ ............     269,008       272,064
      9,400   Affymetrix Inc.+ .......     251,350       244,400
      8,300   Biosite Inc.+ ..........     259,152       318,803
     12,600   Covance Inc.+ ..........     308,402       291,312
     11,800   Curative Health
               Services Inc.+ ........     210,951       201,544
                                      ------------  ------------
                                         1,298,863     1,328,123
                                      ------------  ------------
              REAL ESTATE INVESTMENT TRUSTS -- 1.3%
      9,500   Getty Realty Corp. .....     188,303       178,410
                                      ------------  ------------
              RETAIL -- 7.1%
     10,500   Chico's FAS Inc.+ ......     186,802       210,000
     11,700   Gart Sports Co.+ .......     212,612       223,236
     12,200   Hot Topic Inc.+ ........     271,318       284,382
     12,100   Linens 'n Things
               Inc.+ .................     277,543       245,872
                                      ------------  ------------
                                           948,275       963,490
                                      ------------  ------------
              TELECOMMUNICATIONS -- 2.0%
      7,000   Commonwealth Telephone
               Enterprises Inc.+ .....     273,260       271,740
                                      ------------  ------------
              TOTAL COMMON STOCKS ....  13,153,616    13,266,269
                                      ------------  ------------
              TOTAL INVESTMENTS --
                97.7% ................$ 13,153,616    13,266,269
                                      ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.3% ...........     309,934
                                                    ------------
              NET ASSETS -- 100.0% .................$ 13,576,203
                                                    ============
  ---------------
              For Federal tax purposes:
              Aggregate Cost .......................$ 13,153,616
                                                    ============
              Gross unrealized appreciation ........$    511,922
              Gross unrealized depreciation ........    (399,269)
                                                    ============
              Net unrealized appreciation ..........$    112,653
                                                    ============

  + Non-income producing security.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD REALTY FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                               COST         VALUE
     ------                               ----         -----
              COMMON STOCKS -- 87.7%
              APARTMENTS -- 16.3%
      6,900   Apartment Investment &
               Management Co.,
               Cl. A .................$    296,681  $    251,712
     15,782   Archstone Smith Trust ..     390,115       346,573
      2,700   Avalon Bay
               Communities Inc. ......     125,824        99,630
      4,400   Camden Property Trust ..     154,614       142,560
     18,500   Equity Residential
               Properties Trust ......     490,781       445,295
      3,100   Home Properties of
               New York Inc. .........     100,446       102,920
      4,200   Mid-America Apartment
               Communities Inc. ......     107,208        99,540
      3,900   Post Properties Inc. ...      95,358        94,185
     12,400   United Dominion
               Realty Trust Inc. .....     181,279       198,152
                                      ------------  ------------
                                         1,942,306     1,780,567
                                      ------------  ------------
              COMMERCIAL OFFICE -- 1.3%
      5,400   Prentiss Properties
               Trust .................     156,435       146,340
                                      ------------  ------------
              DIVERSIFIED PROPERTY -- 10.1%
      5,000   Catellus Development
               Corp.+ ................     102,657       105,000
      2,900   Colonial Properties
               Trust .................      90,633        95,932
      9,966   Duke Realty
               Investments Inc. ......     250,358       268,883
      5,100   Getty Realty Corp. .....      97,926        95,778
      6,100   Lexington Corporate
               Properties Trust ......      97,580       104,005
      6,500   Liberty Property Trust .     196,142       203,450
      6,200   Vornado Realty Trust ...     252,573       221,960
                                      ------------  ------------
                                         1,087,869     1,095,008
                                      ------------  ------------
              HEALTH CARE -- 2.8%
      6,900   Health Care Property
               Investors Inc. ........     261,319       230,115
      3,000   Universal Health Realty
               Income Trust ..........      75,914        77,700
                                      ------------  ------------
                                           337,233       307,815
                                      ------------  ------------
              HOTELS -- 2.7%
      4,400   Hospitality
               Properties Trust ......     132,920       134,420
      6,700   Starwood Hotels & Resorts
               Worldwide Inc. ........     162,827       159,393
                                      ------------  ------------
                                           295,747       293,813
                                      ------------  ------------
              INDUSTRIAL PROPERTY -- 7.5%
      6,800   AMB Property Corp. .....     185,361       192,100
      3,600   CenterPoint
               Properties Trust ......     204,818       208,080
     16,300   ProLogis ...............     384,901       412,716
                                      ------------  ------------
                                           775,080       812,896
                                      ------------  ------------
              MANUFACTURED HOMES -- 1.3%
      4,800   Manufactured Home
               Communities Inc. ......     144,569       142,080
                                      ------------  ------------
              OFFICE PROPERTY -- 18.2%
      4,800   Alexandria Real Estate
               Equities Inc. .........     198,601       201,840
      4,200   Arden Realty Inc. ......     106,017        95,256
      6,700   Boston Properties Inc. .     260,780       253,930
      4,600   Brandywine Realty Trust       99,639       101,200
      5,900   CarrAmerica Realty Corp.     172,767       149,565
      7,300   Corporate Office
               Properties Trust ......     102,464       108,770
      6,200   Cousins Properties Inc.      154,128       160,270
      6,600   Crescent Real Estate
               Equities Co. ..........     122,615        94,908

     SHARES                               COST         VALUE
     ------                               ----         -----
     20,584   Equity Office
               Properties Trust ......$    585,604  $    523,863
      6,800   Highwoods
               Properties Inc. .......     168,880       138,992
      5,100   Mack-Cali
               Realty Corp. ..........     154,779       157,947
                                      ------------  ------------
                                         2,126,274     1,986,541
                                      ------------  ------------
              PAPER AND FOREST PRODUCTS -- 2.2%
     11,100   Plum Creek Timber
               Company Inc. ..........     243,276       239,649
                                      ------------  ------------
              PUBLIC STORAGE -- 2.2%
      5,200   Public Storage Inc. ....     181,823       157,560
      2,800   Sovran Self Storage Inc.      77,298        79,744
                                      ------------  ------------
                                           259,121       237,304
                                      ------------  ------------
              SHOPPING CENTERS -- 23.1%
      2,600   CBL & Associates
               Properties Inc. .......      91,945       105,534
      4,300   Chelsea Property
               Group Inc. ............     146,702       160,175
      9,081   Developers Diversified
               Realty Corp. ..........     208,017       219,306
      4,000   General Growth
               Properties Inc. .......     164,094       215,800
      6,250   Kimco Realty Corp. .....     189,036       219,500
      3,400   Macerich Co. ...........      99,480       107,712
      3,500   Mills Corp. ............     102,164       109,200
      4,400   Pan Pacific Retail
               Properties Inc. .......     122,040       166,540
      7,600   Ramco-Gershenson
               Properties Trust ......     139,433       166,972
      8,200   Regency Centers Corp. ..     219,635       270,190
     11,600   Simon Property
               Group Inc. ............     360,493       415,628
      5,800   Taubman Centers Inc. ...      86,900        98,774
      6,750   Weingarten
               Realty Investors ......     221,095       263,992
                                      ------------  ------------
                                         2,151,034     2,519,323
                                      ------------  ------------
              TOTAL COMMON STOCKS ....   9,518,944     9,561,336
                                      ------------  ------------
    PRINCIPAL
     AMOUNT
    ---------
              U.S. GOVERNMENT OBLIGATIONS -- 9.2%
              U.S. TREASURY BILLS -- 9.2%
 $1,000,000   U.S. Treasury Bills,
               1.130% to 1.170%++,
               04/10/03 to 05/22/03 ..     999,046       999,046
                                      ------------  ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ...........     999,046       999,046
                                      ------------  ------------
              TOTAL INVESTMENTS --
                96.9% ................$ 10,517,990    10,560,382
                                      ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- 3.1% ..........     336,912
                                                    ------------
              NET ASSETS -- 100.0% .................$ 10,897,294
                                                    ============
  --------------
              For Federal tax purposes:
              Aggregate Cost .......................$ 10,517,990
                                                    ============
              Gross unrealized appreciation ........$    491,500
              Gross unrealized depreciation ........    (449,108)
                                                    ------------
              Net unrealized appreciation ..........$     42,392
                                                    ============
+  Non-income producing security.
++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTYMITES(SM) FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                               COST         VALUE
     ------                               ----         -----
              COMMON STOCKS -- 56.6%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.3%
     19,000   Midas Inc.+ ............$    192,562  $    138,700
     47,000   Scheib (Earl) Inc.+ ....     240,350        98,700
     10,000   Standard Motor
               Products Inc. .........     133,843       111,000
     18,000   TransPro Inc.+ .........     104,119        73,800
                                      ------------  ------------
                                           670,874       422,200
                                      ------------  ------------
              AVIATION: PARTS AND SERVICES -- 0.4%
      2,000   Aviall Inc.+ ...........      14,215        15,480
      1,000   Curtiss-Wright Corp.,
               Cl. B .................      43,050        58,700
      6,500   Kaman Corp., Cl. A .....      96,915        63,570
                                      ------------  ------------
                                           154,180       137,750
                                      ------------  ------------
              BROADCASTING -- 5.4%
     60,000   Acme Communications Inc.+    364,898       387,000
     32,500   Beasley Broadcast
               Group Inc., Cl. A+ ....     339,866       315,575
     20,000   Granite Broadcasting
               Corp.+ ................      76,113        31,600
     34,500   Gray Television Inc. ...     368,821       310,500
      2,500   Gray Television Inc.,
               Cl. A .................      40,125        26,500
     95,000   Paxson Communications
               Corp.+ ................     371,734       207,100
     10,000   Salem Communications
               Corp., Cl. A+ .........     192,844       163,000
     30,000   Young Broadcasting
               Inc., Cl. A+ ..........     288,879       366,900
                                      ------------  ------------
                                         2,043,280     1,808,175
                                      ------------  ------------
              BUILDING AND CONSTRUCTION -- 0.7%
     50,000   Eagle Supply
               Group Inc.+ ...........      99,705        40,500
     10,907   Homasote Co. ...........      85,994       113,433
      3,000   Huttig Building
               Products Inc.+ ........      11,306         6,120
      5,000   Modtech Holdings
               Inc.+ .................      36,150        34,800
      2,400   Monarch Cement Co. .....      43,256        42,000
                                      ------------  ------------
                                           276,411       236,853
                                      ------------  ------------
              BUSINESS SERVICES -- 3.2%
     28,000   ANC Rental Corp.+ ......         840           840
      2,700   Chemed Corp. ...........      95,632        85,563
     53,000   Edgewater Technology
               Inc.+ .................     178,634       212,000
      4,000   GP Strategies Corp.+ ...      15,450        20,280
    100,000   Interep National Radio
               Sales Inc.,
               Cl. A+ ................     392,708       177,000
     60,000   Key3Media Group Inc.+ ..         780           216
     48,000   Nashua Corp.+ ..........     350,521       427,200
        804   National Stock
               Yards Co.+ ............      80,700       107,334
     10,000   PubliCard Inc.+ ........      14,435           600
      1,500   StarTek Inc.+ ..........      27,796        34,275
                                      ------------  ------------
                                         1,157,496     1,065,308
                                      ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 0.1%
      5,000   Allen Telecom Inc.+ ....      30,294        48,750
                                      ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.7%
     23,881   Gemplus International
               SA+ ...................      10,945        21,629
      3,000   iVillage Inc.+ .........       2,520         1,860
    230,000   StorageNetworks Inc.+ ..     285,026       207,000
                                      ------------  ------------
                                           298,491       230,489
                                      ------------  ------------

     SHARES                               COST         VALUE
     ------                               ----         -----
              CONSUMER PRODUCTS -- 3.8%
     17,000   Ducati Motor
               Holding SpA+ ..........$    258,245 $     206,550
      6,910   Levcor International
               Inc.+ .................      25,443        12,438
      3,000   Marine Products Corp. ..       6,913        27,900
     30,000   Marzotto SpA ...........     242,849       171,537
      8,600   National Presto
               Industries Inc. .......     267,179       224,890
     10,000   Royal Appliance
               Manufacturing Co.+ ....      72,865        73,400
     23,100   Water Pik
               Technologies Inc.+ ....     196,444       161,700
    275,000   Weider Nutrition
               International Inc.+ ...     510,132       401,500
                                      ------------  ------------
                                         1,580,070     1,279,915
                                      ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 3.5%
      5,000   Ampco-Pittsburgh Corp. .      60,300        64,900
     91,400   Harbor Global Co. Ltd.+      616,510       694,640
     22,000   Katy Industries Inc.+ ..      78,860        60,060
     20,000   Lamson & Sessions Co.+ .      89,969       102,200
      2,000   Lindsay Manufacturing Co.     39,765        43,000
      7,750   RWC Inc. ...............     235,725       139,500
     13,000   Tech/Ops Sevcon Inc. ...      66,889        58,175
      2,566   WHX Corp.+ .............      23,169         5,260
                                      ------------  ------------
                                         1,211,187     1,167,735
                                      ------------  ------------
              EDUCATIONAL SERVICES -- 0.6%
     10,000   ProsoftTraining.com+ ...      22,440         1,700
     15,000   Whitman Education
               Group Inc.+ ...........      84,500       204,000
                                      ------------  ------------
                                           106,940       205,700
                                      ------------  ------------
              ELECTRONICS -- 1.5%
      2,000   Fargo Electronics+ .....      11,283        20,400
      3,000   George Risk
               Industries Inc.+ ......       7,430         8,025
      5,600   Lab-Volt Systems
               Inc.+ .................      31,800        42,000
      9,500   Lowrance Electronics
               Inc.+ .................      29,356        54,245
    105,000   Oak Technology Inc.+ ...     275,320       370,650
                                      ------------  ------------
                                           355,189       495,320
                                      ------------  ------------
              ENERGY AND UTILITIES: ELECTRIC -- 1.8%
     10,000   El Paso Electric Co.+ ..      83,914       108,000
      8,100   Maine Public
               Service Co. ...........     162,231       225,585
     10,200   Unitil Corp. ...........     263,685       255,000
                                      ------------  ------------
                                           509,830       588,585
                                      ------------  ------------
              ENERGY AND UTILITIES: INTEGRATED -- 1.5%
     24,776   Aquila Inc. ............     137,551        51,534
     20,000   Florida Public
               Utilities Co. .........     255,671       293,600
      6,000   MGE Energy Inc. ........     157,077       158,880
                                      ------------  ------------
                                           550,299       504,014
                                      ------------  ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 5.8%
      3,000   Cascade Natural Gas Corp.     63,161        58,200
     15,000   Chesapeake Utilities Corp.   284,689       282,000
     10,847   Corning Natural Gas Corp.    204,512       153,485
     14,200   Delta Natural Gas Co. Inc.   279,517       311,406
     22,800   NUI Corp. ..............     446,378       332,880

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTYMITES(SM) FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                               COST         VALUE
     ------                               ----         -----
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: NATURAL GAS (CONTINUED)
     31,200   Petrocorp Inc.+ ........$    293,631  $    340,704
      9,500   RGC Resources Inc. .....     188,011       185,155
      8,500   South Jersey
               Industries Inc. .......     245,856       268,175
                                      ------------  ------------
                                         2,005,755     1,932,005
                                      ------------  ------------
              ENERGY AND UTILITIES: SERVICES -- 0.1%
      2,500   Petroleum Geo-Services
               ASA, ADR+ .............      38,225           412
      5,000   RPC Inc. ...............      25,212        45,750
                                      ------------  ------------
                                            63,437        46,162
                                      ------------  ------------
              ENERGY AND UTILITIES: WATER -- 2.1%
      7,300   Artesian Resources
               Corp., Cl. A ..........     176,619       219,730
      1,500   BIW Ltd. ...............      27,266        27,720
      2,760   California Water
               Service Group .........      61,330        71,070
      1,000   Consolidated Water
               Co. Ltd. ..............       7,500        13,770
      9,000   Middlesex Water Co. ....     206,736       198,990
      1,900   SJW Corp. ..............     121,745       145,350
        300   Torrington Water Co. ...      12,375        23,190
                                      ------------  ------------
                                           613,571       699,820
                                      ------------  ------------
              ENTERTAINMENT -- 2.0%
      1,000   Brass Eagle Inc.+ ......       8,079         7,480
      5,000   Canterbury Park
               Holding Corp.+ ........      33,290        75,000
      7,000   Fisher Communications
               Inc. ..................     317,020       312,550
     17,000   Fox Kids Europe NV+ ....     203,787        94,607
     45,000   GC Companies Inc.+ .....      67,956         8,100
     30,500   Integrity Media Inc.+ ..     190,557       139,995
      4,000   LodgeNet Entertainment
               Corp. .................      44,021        34,000
                                      ------------  ------------
                                           864,710       671,732
                                      ------------  ------------
              ENVIRONMENTAL SERVICES -- 0.5%
     16,500   Strategic Diagnostics
                Inc.+ ................      86,027        75,900
     15,000   Trojan Technologies Inc.+     83,328        92,594
                                      ------------  ------------
                                           169,355       168,494
                                      ------------  ------------
              EQUIPMENT AND SUPPLIES -- 1.9%
     22,000   Baldwin Technology Co. Inc.,
               Cl. A+ ................      30,102         6,600
     44,500   Core Molding Technologies
               Inc.+ .................      93,286        64,970
      4,500   Eastern Co. ............      76,419        54,090
     10,000   Gerber Scientific Inc.+       33,933        65,800
      8,500   Gildemeister AG ........      80,468        31,072
      6,700   Mine Safety Appliances Co.   250,177       238,520
      9,500   O. I. Corporation+ .....      59,329        34,200
     20,900   SL Industries Inc.+ ....     193,610       123,101
      1,000   SRS Labs Inc.+ .........       5,500         2,730
      1,100   Watts Industries Inc.,
               Cl. A .................      16,825        17,138
                                      ------------  ------------
                                           839,649       638,221
                                      ------------  ------------

     SHARES                               COST         VALUE
     ------                               ----         -----
              FINANCIAL SERVICES -- 7.3%
      2,500   Atalanta/Sosnoff
               Capital Corp.+ ........$     29,130  $     29,375
      7,200   Berkshire Bancorp Inc. .     219,559       232,776
     15,900   BKF Capital Group Inc.+      375,063       258,375
     10,100   Crazy Woman Creek
               Bancorp Inc. ..........     129,666       144,885
      1,400   Danielson Holding Corp.+       7,050         1,036
      4,000   Fidelity National Corp.       30,375        37,600
     15,933   Hanmi Financial
               Corporation+ ..........     221,547       270,861
    427,500   J Net Enterprises Inc.+      490,637       666,900
      5,809   Parish National Bank
               of Bogalusa+ ..........     211,178       220,742
     14,800   Resource Bankshares
               Corp. .................     269,039       333,000
        800   Sunwest Bank+ ..........      51,200        51,200
        500   TIB Financial Corp. ....       7,780         8,285
     15,000   Vail Banks Inc. ........     150,095       178,500
                                      ------------  ------------
                                         2,192,319     2,433,535
                                      ------------  ------------
              FOOD AND BEVERAGE -- 1.5%
     12,500   Boston Beer Co. Inc.,
               Cl. A+ ................     126,609       157,000
      4,000   Genesee Corp., Cl. A ...      25,980        28,000
     30,100   Genesee Corp., Cl. B ...     112,860       189,329
      4,000   J & J Snack
               Foods Corp.+ ..........     111,849       121,280
                                      ------------  ------------
                                           377,298       495,609
                                      ------------  ------------
              HEALTH CARE -- 3.2%
      6,200   Arkopharma .............     267,039       241,459
      4,000   Boiron SA ..............     257,514       288,078
      1,000   Bruker Daltonics Inc.+ .       2,880         2,991
      3,000   Del Global
               Technologies Corp.+ ...       6,450         7,080
     21,000   Interpore
               International Inc.+ ...     149,170       168,000
     17,700   Neogen Corp.+ ..........     243,486       245,145
      2,500   NMT Medical Inc.+ ......       7,858         8,000
        500   OraLabs Holding Corp.+ .         625           405
      4,000   Orthofix
               International NV+ .....     109,834       108,800
      6,000   Women First
               HealthCare Inc.+ ......       4,875         3,000
                                      ------------  ------------
                                         1,049,731     1,072,958
                                      ------------  ------------
              HOTELS AND GAMING -- 1.1%
     12,000   Dover Downs Gaming &
               Entertainment Inc. ....     113,503       118,680
         29   Fair Grounds Corp. .....     177,460       259,913
                                      ------------  ------------
                                           290,963       378,593
                                      ------------  ------------
              MISCELLANEOUS MANUFACTURER -- 0.1%
      4,300   American Locker
               Group Inc. ............      52,489        51,600
                                      ------------  ------------
              PUBLISHING -- 2.1%
     80,000   PRIMEDIA Inc.+ .........     132,115       196,000
     59,500   Thomas Nelson Inc.+ ....     526,605       506,345
                                      ------------  ------------
                                           658,720       702,345
                                      ------------  ------------
              REAL ESTATE -- 0.8%
      2,508   Biloxi Marsh Lands Corp.      20,623        33,858
     18,500   Calcasieu Real Estate &
               Oil Co. Inc.+ .........     108,000        95,275

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD MIGHTYMITES(SM) FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

     SHARES                               COST         VALUE
     ------                               ----         -----
              COMMON STOCKS (CONTINUED)
              REAL ESTATE (CONTINUED)
        500   Consolidated-Tomoka
               Land Co. ..............$     10,520  $     10,425
      8,580   Gyrodyne Company of
               America Inc.+ .........     140,463       145,731
                                      ------------  ------------
                                           279,606       285,289
                                      ------------  ------------
              RETAIL -- 0.2%
      5,000   CoolBrands
               International Inc.+ ...       6,746        24,474
     10,000   Lillian Vernon Corp.+ ..      92,210        42,100
                                      ------------  ------------
                                            98,956        66,574
                                      ------------  ------------
              SPECIALTY CHEMICALS -- 1.5%
      5,080   General Chemical
               Group Inc.+ ...........      35,746         2,540
      1,000   KMG Chemicals, Inc. ....       3,270         2,555
     38,000   Material Sciences Corp.+     409,583       382,660
     35,000   Omnova Solutions Inc.+ .     207,050       103,250
                                      ------------  ------------
                                           655,649       491,005
                                      ------------  ------------
              TELECOMMUNICATIONS -- 1.5%
     17,540   ATX Communications
               Inc.+ .................      63,430         7,805
      8,260   Community Service
               Communications Inc.+ ..      94,240        88,795
      4,296   D&E Communications Inc.       52,015        49,877
         80   Horizon Telecom Inc.+ ..       9,250        10,920
        339   Horizon Telecom Inc.,
               Cl. B+ (a) ............      39,073        46,273
      2,000   Lexcom Inc., Cl. B+ ....     106,355       115,500
      6,876   New Ulm Telecom Inc.+ ..      70,690        60,681
      9,153   NTL Europe Inc.+ .......         686           503
      2,000   Shenandoah
               Telecommunications Co.       61,072        54,540
      8,000   Stratos Lightwave Inc. .      30,724        24,960
      1,000   SureWest Communications       26,664        27,350
     10,000   Sycamore Networks Inc.+       31,437        30,500
                                      ------------  ------------
                                           585,636       517,704
                                      ------------  ------------
              TRANSPORTATION -- 0.4%
      4,000   Old Dominion Freight
               Line Inc.+ ............      77,525       126,000
                                      ------------  ------------
              WIRELESS COMMUNICATIONS -- 0.0%
     30,000   Leap Wireless
               International Inc.+ ...      47,166         4,050
     10,000   Rural Cellular Corp.,
               Cl. A+ ................       8,700         9,000
                                      ------------  ------------
                                            55,866        13,050
                                      ------------  ------------
              TOTAL COMMON STOCKS ....  19,875,776    18,981,490
                                      ------------  ------------

              PREFERRED STOCKS -- 1.6%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.6%
     22,000   Jungheinerich AG Pfd. ..     178,557       197,813
                                      ------------  ------------
              BROADCASTING -- 1.0%
        532   Granite Broadcasting Corp.,
                12.750% Pfd.+ ........     224,996       348,460
                                      ------------  ------------
              TOTAL PREFERRED
                STOCKS ...............     403,553       546,273
                                      ------------  ------------

              CONVERTIBLE PREFERRED STOCKS -- 1.9%
              BUSINESS SERVICES -- 1.8%
      6,000   Interep National Radio Sales Inc.,
               4.000% Cv. Pfd.,
               Ser. A+ (a) ...........$    600,000  $    612,000
                                      ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
      5,000   WHX Corp.,
               6.500% Cv. Pfd.,
               Ser. A ................      31,140        16,950
                                      ------------  ------------
              TOTAL CONVERTIBLE
               PREFERRED STOCKS ......     631,140       628,950
                                      ------------  ------------

              WARRANTS -- 0.0%
              BUILDING AND CONSTRUCTION -- 0.0%
        400   Eagle Supply Group Inc.,
               expire 03/15/04+ ......         450            22
                                      ------------  ------------
              BUSINESS SERVICES -- 0.0%
      1,666   Avalon Digital Marketing
               Systems Inc.,
               Warrants expire
               11/11/11+ (a) .........           0             0
     37,500   Interep National Radio
               Sales Inc.,+ (a) ......           0             0
                                      ------------  ------------
                                                 0             0
                                      ------------  ------------
              TOTAL WARRANTS .........         450            22
                                      ------------  ------------
    PRINCIPAL
     AMOUNT
    ---------

              U.S. GOVERNMENT OBLIGATIONS -- 40.2%
              U.S. TREASURY BILLS -- 40.2%
$13,514,000   U.S. Treasury Bills,
               1.123% to 1.205%++,
               04/03/03 to 08/07/03 ..  13,500,389    13,500,816
                                      ------------  ------------
              TOTAL U.S. GOVERNMENT
               OBLIGATIONS ...........  13,500,389    13,500,816
                                      ------------  ------------
              TOTAL INVESTMENTS --
                 100.3% ..............$ 34,411,308    33,657,551
                                      ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.3)% ........    (110,430)
                                                    ------------
              NET ASSETS -- 100.0% .................$ 33,547,121
                                                    ============
  ----------------
              For Federal tax purposes:
              Aggregate Cost .......................$ 34,411,308
                                                    ============
              Gross unrealized appreciation ........$  2,071,631
              Gross unrealized depreciation ........  (2,825,388)
                                                    ------------
              Net unrealized depreciation ..........$   (753,757)
                                                    ============

(a)   Security fair valued under procedures established by the Board of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
GDR - Global Depository Receipt.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                               EQUITY         BALANCED     INTERMEDIATE     SMALLCAP        REALTY        MIGHTY
                                                FUND            FUND         BOND FUND     EQUITY FUND       FUND     MITES(SM) FUND
                                            ------------    ------------    -----------    -----------   -----------  -------------
ASSETS:
   Investments, at value
      (Cost $243,445,237, $154,522,542,
      $14,545,180, $13,153,616, $10,517,990
      and $34,411,308, respectively) .......$217,090,316    $148,478,102    $15,153,995    $13,266,269   $10,560,382  $33,657,551
   Cash ....................................     241,938       1,651,828        463,765        962,481       199,417           --
   Dividends and interest receivable .......     383,848         734,353        152,299          6,029        58,921       18,645
   Receivable for Fund shares sold .........     101,954          44,954        495,072             --        99,429       25,000
   Receivable for investments sold .........          --              --             --         35,104            --           --
   Deferred organizational expense .........          --              --             --             --            --        1,031
                                            ------------    ------------    -----------    -----------   -----------  -----------
   TOTAL ASSETS ............................ 217,818,056     150,909,237     16,265,131     14,269,883    10,918,149   33,702,227
                                            ------------    ------------    -----------    -----------   -----------  -----------
LIABILITIES:
   Dividends payable .......................          --              --         27,507             --            --           --
   Payable for Fund shares redeemed ........       5,112          10,912        680,326             --            --        3,500
   Payable for investments purchased .......          --          34,305             --        665,669            --       76,764
   Payable for investment advisory fees ....     186,112          95,998          4,268          6,762         5,553       24,137
   Payable for distribution fees ...........      47,245          33,271          3,811          2,840         2,194        7,117
   Payable to custodian ....................          --              --             --             --            --       15,821
   Other accrued expenses ..................     141,462          73,519          4,649         18,409        13,108       27,767
                                            ------------    ------------    -----------    -----------   -----------  -----------
   TOTAL LIABILITIES .......................     379,931         248,005        720,561        693,680        20,855      155,106
                                            ------------    ------------    -----------    -----------   -----------  -----------
   NET ASSETS ..............................$217,438,125    $150,661,232    $15,544,570    $13,576,203   $10,897,294  $33,547,121
                                            ============    ============    ===========    ===========   ===========  ===========
NET ASSETS CONSIST OF:
   Share of beneficial interest,
      at par value .........................$     14,152    $      3,434    $       770    $       453   $       826  $     1,828
   Additional paid-in capital .............. 281,653,818     165,306,025     15,045,655     29,307,109    11,225,909   34,208,259
   Accumulated (distributions in excess of)
      net investment income ................     621,519          (5,293)            --        (60,426)       14,472      (36,522)
   Accumulated net realized gain (loss) on
      investments .......................... (38,496,443)     (8,598,494)      (110,670)   (15,783,586)     (386,305)     126,892
   Net unrealized appreciation (depreciation)
      on investments ....................... (26,354,921)     (6,044,440)       608,815        112,653        42,392     (753,336)
                                            ------------    ------------    -----------    -----------   -----------  -----------
   TOTAL NET ASSETS ........................$217,438,125    $150,661,232    $15,544,570    $13,576,203   $10,897,294  $33,547,121
                                            ============    ============    ===========    ===========   ===========  ===========
SHARES OF BENEFICIAL INTEREST:
   CLASS AAA:
   Shares of beneficial interest
      outstanding ($0.001 par value) .......  30,861,527      15,122,357      1,327,952      1,963,466     1,079,430    2,930,308
                                            ============    ============    ===========    ===========   ===========  ===========
   NET ASSET VALUE, offering and
      redemption price per share ...........       $6.96           $9.61         $11.32          $6.87        $10.01       $11.42
                                                   =====           =====         ======          =====        ======       ======
   CLASS A:
   Shares of beneficial interest
      outstanding ($0.001 par value) .......     358,878         513,207         10,250          9,413         8,927        1,683
                                                 =======         =======         ======          =====         =====        =====
   NET ASSET VALUE, and
      redemption price per share ...........       $6.94           $9.59         $11.32          $6.88        $10.11       $11.47
                                                   =====           =====         ======          =====        ======       ======
   Maximum sales charge ....................        4.00%           4.00%          4.00%          4.00%         4.00%        4.00%
                                                   =====           =====         ======          =====        ======       ======
   Maximum offering price per share
      (NAV/0.96, based on maximum
      sales charge of 4.00% of the
      offering price at March 31, 2003) ....       $7.23           $9.99         $11.79          $7.17        $10.53       $11.95
                                                   =====           =====         ======          =====        ======       ======
   CLASS B:
   Shares of beneficial interest
      outstanding ($0.001 par value) .......       4,739          12,322         30,159          4,214            10          400
                                                   =====           =====         ======          =====        ======       ======
   NET ASSET VALUE, offering and redemption
      price per share ......................       $6.92(a)        $9.59(a)      $11.31(a)       $6.77(a)     $10.16(a)    $11.36(a)
                                                   =====           =====         ======          =====        ======       ======
   CLASS C:
   Shares of beneficial interest
      outstanding ($0.001 par value) .......      38,782          26,951          4,852             10            10        6,144
                                                  ======          ======         ======          =====        ======       ======
   NET ASSET VALUE and offering
      price per share ......................       $6.89(a)        $9.60(a)      $11.32(a)       $6.85(a)     $10.35(a)    $11.31(a)
                                                   =====           =====         ======          =====        ======       ======

------------------
(a) Redemption price varies based on length of time held.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                               EQUITY         BALANCED     INTERMEDIATE     SMALLCAP        REALTY        MIGHTY
                                                FUND            FUND         BOND FUND     EQUITY FUND       FUND     MITES(SM) FUND
                                            ------------    ------------    -----------    -----------   -----------  -------------
INVESTMENT INCOME:
   Dividends ...............................$  3,300,730     $ 1,431,934      $      --    $    61,631    $331,548      $179,179
   Interest ................................       4,555       1,243,069        295,343            131       1,577        71,881
                                            ------------     -----------      ---------    -----------    --------      --------
   TOTAL INVESTMENT INCOME .................   3,305,285       2,675,003        295,343         61,762     333,125       251,060
                                            ------------     -----------      ---------    -----------    --------      --------
EXPENSES:
   Investment advisory fees ................   1,150,062         580,097         47,571         81,325      49,061       147,467
   Distribution fees -- Class AAA ..........     284,735         186,413         19,302         20,207      12,240        36,776
   Distribution fees -- Class A ............       4,978          12,926            137            172           6            36
   Distribution fees -- Class B ............         223             555          1,438            151          87            20
   Distribution fees -- Class C ............         940           1,405            250             --           1           270
   Legal and audit fees ....................      33,212          26,004         11,792         12,106       7,750        10,973
   Custodian fees ..........................      16,648          19,349          7,040         10,731       6,497        10,519
   Shareholder services fees ...............     126,854          56,653          9,890          7,297       6,100        18,625
   Registration fees .......................      22,517          18,986         14,766         15,101      17,818        20,353
   Shareholder report expenses .............      32,505          17,013          1,003          2,783         528         3,467
   Organizational expenses .................          --              --             --             --          --         4,739
   Trustee fees ............................       4,412           2,928            282            297         169           588
   Miscellaneous expenses ..................      25,184          22,833          1,448          1,807       1,339         1,822
                                            ------------     -----------      ---------    -----------    --------      --------
   TOTAL EXPENSES ..........................   1,702,270         945,162        114,919        151,977     101,596       255,655
                                            ------------     -----------      ---------    -----------    --------      --------
   LESS:
      Expense reimbursements ...............          --              --        (28,284)       (27,354)    (24,257)      (34,170)
      Custodian fee credits ................     (16,559)        (19,260)        (6,044)        (2,435)     (3,677)          (49)
                                            ------------     -----------      ---------    -----------    --------      --------
      TOTAL REIMBURSEMENTS AND CREDITS .....     (16,559)        (19,260)       (34,328)       (29,789)    (27,934)      (34,219)
                                            ------------     -----------      ---------    -----------    --------      --------
      TOTAL NET EXPENSES ...................   1,685,711         925,902         80,591        122,188      73,662       221,436
                                            ------------     -----------      ---------    -----------    --------      --------
   NET INVESTMENT INCOME (LOSS) ............   1,619,574       1,749,101        214,752        (60,426)    259,463        29,624
                                            ------------     -----------      ---------    -----------    --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss)
     on investments ........................ (13,040,794)     (3,648,309)       247,261     (2,301,133)    (85,887)      251,735
   Net change in unrealized
     appreciation (depreciation)
     on investments ........................  12,145,015       3,206,672       (258,351)     1,034,685      75,157        99,181
                                            ------------     -----------      ---------    -----------    --------      --------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS)
      ON INVESTMENTS .......................    (895,779)       (441,637)       (11,090)     1,266,448)    (10,730)      350,916
                                            ------------     -----------      ---------    -----------    --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............$    723,795     $ 1,307,464      $ 203,662    $(1,326,874)   $248,733      $380,540
                                            ============     ===========      =========    ===========    ========      ========

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            EQUITY FUND                        BALANCED FUND
                                                    -------------------------------     -------------------------------
                                                      FOR THE SIX        FOR THE         FOR THE SIX        FOR THE
                                                     MONTHS ENDED       YEAR ENDED       MONTHS ENDED      YEAR ENDED
                                                    MARCH 31, 2003    SEPTEMBER 30,     MARCH 31, 2003    SEPTEMBER 30,
                                                     (UNAUDITED)          2002           (UNAUDITED)           2002
                                                    -------------     -------------     -------------     -------------
OPERATIONS:
   Net investment income .......................    $   1,619,574     $   2,365,572     $   1,749,101     $   3,757,320
   Net realized loss on investment transactions       (13,040,794)      (20,399,167)       (3,648,309)       (2,930,183)
   Net change in unrealized appreciation
      (depreciation) on investments ............       12,145,015       (25,480,301)        3,206,672        (9,724,124)
                                                    -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets
      resulting from operations ................          723,795       (43,513,896)        1,307,464        (8,896,987)
                                                    -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class AAA ................................       (2,602,620)       (1,622,258)       (1,707,251)       (3,627,329)
      Class A ..................................          (15,571)           (6,951)          (52,539)         (127,602)
      Class B ..................................             (279)              (88)             (949)           (1,458)
      Class C ..................................           (2,736)             --              (1,547)             (890)
                                                    -------------     -------------     -------------     -------------
                                                       (2,621,206)       (1,629,297)       (1,762,286)       (3,757,279)
                                                    -------------     -------------     -------------     -------------
   Net realized gain on investment transactions
      Class AAA ................................               --                --                --           (14,844)
      Class A ..................................               --                --                --              (628)
      Class B ..................................               --                --                --                --
      Class C ..................................               --                --                --                (1)
                                                    -------------     -------------     -------------     -------------
                                                               --                --                --           (15,473)
                                                    -------------     -------------     -------------     -------------
   Total distributions to shareholders .........       (2,621,206)       (1,629,297)       (1,762,286)       (3,772,752)
                                                    -------------     -------------     -------------     -------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ................................       25,491,005        89,564,032        17,763,951        43,867,479
      Class A ..................................          925,608           388,034           277,148           700,362
      Class B ..................................           10,853            93,096            27,698           229,297
      Class C ..................................          304,512            38,238           229,047           388,035
                                                    -------------     -------------     -------------     -------------
                                                       26,731,978        90,083,400        18,297,844        45,185,173
                                                    -------------     -------------     -------------     -------------
   Proceeds from reinvestment of dividends
      Class AAA ................................        2,264,442         1,467,945         1,587,053         3,390,910
      Class A ..................................           14,299             6,481            43,438           102,741
      Class B ..................................              278                88               824             1,292
      Class C ..................................            2,735              --               1,080               663
                                                    -------------     -------------     -------------     -------------
                                                        2,281,754         1,474,514         1,632,395         3,495,606
                                                    -------------     -------------     -------------     -------------
   Cost of shares redeemed
      Class AAA ................................      (42,431,268)      (80,914,475)      (24,438,657)      (38,302,798)
      Class A ..................................         (244,711)         (328,729)       (1,166,794)       (1,094,222)
      Class B ..................................          (30,344)          (58,808)          (21,166)         (101,002)
      Class C ..................................          (62,790)           (4,210)         (260,720)         (100,000)
                                                    -------------     -------------     -------------     -------------
                                                      (42,769,113)      (81,306,222)      (25,887,337)      (39,598,022)
                                                    -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets from
      shares of beneficial interest transactions      (13,755,381)       10,251,692        (5,957,098)        9,082,757
                                                    -------------     -------------     -------------     -------------
   Net decrease in net assets ..................      (15,652,792)      (34,891,501)       (6,411,920)       (3,586,982)
NET ASSETS:
   Beginning of period .........................      233,090,917       267,982,418       157,073,152       160,660,134
                                                    -------------     -------------     -------------     -------------
   End of period ...............................    $ 217,438,125     $ 233,090,917     $ 150,661,232     $ 157,073,152
                                                    =============     =============     =============     =============
   Undistributed net investment income .........    $     621,519     $   1,623,151     $          --     $       7,892
                                                    =============     =============     =============     =============

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        INTERMEDIATE BOND FUND               SMALLCAP EQUITY FUND
                                                    -------------------------------     -------------------------------
                                                      FOR THE SIX        FOR THE         FOR THE SIX        FOR THE
                                                     MONTHS ENDED       YEAR ENDED       MONTHS ENDED      YEAR ENDED
                                                    MARCH 31, 2003    SEPTEMBER 30,     MARCH 31, 2003    SEPTEMBER 30,
                                                     (UNAUDITED)          2002           (UNAUDITED)           2002
                                                    -------------     -------------     -------------     -------------
OPERATIONS:
   Net investment income (loss) ................    $    214,752      $    400,829      $    (60,426)    $   (217,564)
   Net realized gain (loss) on
      investment transactions ..................         247,261            82,808        (2,301,133)      (4,127,857)
   Net change in unrealized appreciation
      (depreciation) on investments ............        (258,351)          481,747         1,034,685        1,237,352
                                                    ------------      ------------      ------------     ------------
   Net increase (decrease) in net assets
      resulting from operations ................         203,662           965,384        (1,326,874)      (3,108,069)
                                                    ------------      ------------      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ................................        (210,435)         (395,578)               --               --
      Class A ..................................          (1,035)           (2,234)               --               --
      Class B ..................................          (2,781)           (1,965)               --               --
      Class C ..................................            (501)           (1,052)               --               --
                                                    ------------      ------------      ------------     ------------
   Total distributions to shareholders .........        (214,752)         (400,829)               --               --
                                                    ------------      ------------      ------------     ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ................................      32,884,771        19,846,018        12,883,010       16,704,882
      Class A ..................................          61,640             3,178                --           72,096
      Class B ..................................         482,028           288,731               328            8,326
      Class C ..................................           9,112           138,031                --            1,174
                                                    ------------      ------------      ------------     ------------
                                                      33,437,551        20,275,958        12,883,338       16,786,478
                                                    ------------      ------------      ------------     ------------
   Proceeds from reinvestment of dividends
      Class AAA ................................         155,317           354,460                --               --
      Class A ..................................             839             2,162                --               --
      Class B ..................................           1,596             1,797                --               --
      Class C ..................................             422               941                --               --
                                                    ------------      ------------      ------------     ------------
                                                         158,174           359,360                --               --
                                                    ------------      ------------      ------------     ------------
   Cost of shares redeemed
      Class AAA ................................     (33,152,632)      (13,736,361)      (14,294,339)     (19,160,802)
      Class A ..................................          (3,119)          (44,762)               --               --
      Class B ..................................        (371,389)          (93,936)               --           (1,365)
      Class C ..................................          (4,486)          (89,343)               --           (1,061)
                                                    ------------      ------------      ------------     ------------
                                                     (33,531,626)      (13,964,402)      (14,294,339)     (19,163,228)
                                                    ------------      ------------      ------------     ------------
   Net increase (decrease) in net assets from
      shares of beneficial interest transactions          64,099         6,670,916        (1,411,001)      (2,376,750)
                                                    ------------      ------------      ------------     ------------
   Net increase (decrease) in net assets .......          53,009         7,235,471        (2,737,875)      (5,484,819)
NET ASSETS:
   Beginning of period .........................      15,491,561         8,256,090        16,314,078       21,798,897
                                                    ------------      ------------      ------------     ------------
   End of period ...............................    $ 15,544,570      $ 15,491,561      $ 13,576,203     $ 16,314,078
                                                    ============      ============      ============     ============

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                             REALTY FUND                    MIGHTY MITES(SM) FUND
                                                   -------------------------------     -------------------------------
                                                      FOR THE SIX        FOR THE         FOR THE SIX        FOR THE
                                                     MONTHS ENDED       YEAR ENDED       MONTHS ENDED      YEAR ENDED
                                                    MARCH 31, 2003    SEPTEMBER 30,     MARCH 31, 2003    SEPTEMBER 30,
                                                     (UNAUDITED)          2002           (UNAUDITED)           2002
                                                    -------------     -------------     -------------     -------------
OPERATIONS:
   Net investment income .......................    $    259,463      $    266,666      $     29,624     $     71,970
   Net realized gain (loss) on
      investment transactions ..................         (85,887)          (27,106)          251,735          239,684
   Net change in unrealized appreciation
      (depreciation) on investments ............          75,157          (237,735)           99,181         (379,983)
                                                    ------------      ------------      ------------     ------------
   Net increase (decrease) in net assets
      resulting from operations ................         248,733             1,825           380,540          (68,329)
                                                    ------------      ------------      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ................................        (246,772)         (283,561)          (86,464)        (166,142)
      Class A ..................................             (32)             (138)              (97)              --
      Class B ..................................            (391)             (184)               --              (14)
      Class C ..................................              (1)               (2)               --             (317)
                                                    ------------      ------------      ------------     ------------
                                                        (247,196)         (283,885)          (86,561)        (166,473)
                                                    ------------      ------------      ------------     ------------
   Net realized gain on investment transactions
      Class AAA ................................              --                --          (118,037)              --
      Class A ..................................              --                --               (82)              --
      Class B ..................................              --                --               (17)              --
      Class C ..................................              --                --              (257)              --
                                                    ------------      ------------      ------------     ------------
                                                              --                --          (118,393)              --
                                                    ------------      ------------      ------------     ------------
   Total distributions to shareholders .........        (247,196)         (283,885)         (204,954)        (166,473)
                                                    ------------      ------------      ------------     ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares issued
      Class AAA ................................       4,453,505        13,236,562        11,028,367       41,806,432
      Class A ..................................          90,866            12,575            18,138              990
      Class B ..................................          33,873            11,501               600            4,430
      Class C ..................................           7,314            23,753            25,805          119,384
                                                    ------------      ------------      ------------     ------------
                                                       4,585,558        13,284,391        11,072,910       41,931,236
                                                    ------------      ------------      ------------     ------------
   Proceeds from reinvestment of dividends
      Class AAA ................................         219,412           245,774           186,652          158,908
      Class A ..................................              31               136               178               --
      Class B ..................................             390               183                16               14
      Class C ..................................              --                 2               256              317
                                                    ------------      ------------      ------------     ------------
                                                         219,833           246,095           187,102          159,239
                                                    ------------      ------------      ------------     ------------
   Cost of shares redeemed
      Class AAA ................................      (2,990,626)       (7,604,936)       (9,038,721)     (28,024,044)
      Class A ..................................          (3,145)          (12,701)               --          (56,837)
      Class B ..................................         (43,582)           (1,410)               --           (4,901)
      Class C ..................................          (7,289)          (23,239)          (17,150)         (76,445)
                                                    ------------      ------------      ------------     ------------
                                                      (3,044,642)       (7,642,286)       (9,055,871)     (28,162,227)
                                                    ------------      ------------      ------------     ------------
   Net increase in net assets from
      shares of beneficial interest transactions       1,760,749         5,888,200         2,204,141       13,928,248
                                                    ------------      ------------      ------------     ------------
   Net increase in net assets ..................       1,762,286         5,606,140         2,379,727       13,693,446
NET ASSETS:
   Beginning of period .........................       9,135,008         3,528,868        31,167,394       17,473,948
                                                    ------------      ------------      ------------     ------------
   End of period ...............................    $ 10,897,294      $  9,135,008      $ 33,547,121     $ 31,167,394
                                                    ============      ============      ============     ============
   Undistributed net investment income .........    $     14,472      $      2,205      $         --     $     20,415
                                                    ============      ============      ============     ============

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Westwood Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and currently consists of six active separate investment portfolios: Equity Fund, Balanced Fund, Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund (collectively, the "Funds"), each with four classes of shares known as the Class AAA Shares, Class A Shares, Class B Shares and Class C Shares. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. The Gabelli Westwood Cash Management Fund has not commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale or closing price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

ACCOUNTING FOR REAL ESTATE INVESTMENT TRUSTS. The Funds own shares of Real Estate Investment Trusts ("REITS") which report information on the source of their distributions annually. Distributions received from REITS during the year which are known to be a return of capital are recorded as a reduction to the cost of the individual REIT.

FOREIGN CURRENCY TRANSLATION. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid annually for the Equity Fund, SmallCap Equity Fund and Mighty Mites Fund, and quarterly for the Balanced Fund and Realty Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

PROVISION FOR INCOME TAXES. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income for the fiscal year.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

CONCENTRATION RISK. The Realty Fund invests a substantial portion of its assets in REITS; therefore it may be more affected by economic developments in the real estate industry than would a general equity fund.

3. INVESTMENT ADVISORY AGREEMENTS. The Funds have entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Equity Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of each Fund's average daily net assets. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement will continue until at least September 30, 2003. For the six months ended March 31, 2003, the Adviser was entitled to fees of $1,150,062, $81,325, $49,061, $147,467, $580,097 and $47,571 for the Equity, SmallCap Equity, Realty, Mighty Mites, Balanced and Intermediate Bond Funds, respectively. For the six months ended March 31, 2003, the Adviser waived fees or reimbursed expenses in the amounts of $27,354, $24,257, $34,170 and $28,284 for the SmallCap Equity, Realty, Mighty Mites and Intermediate Bond Funds, respectively.

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

The Intermediate Bond Fund, SmallCap Equity Fund, Realty Fund and Mighty Mites Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the applicable expense limitation for Class AAA of 1.00%, 1.50%, 1.50% and 1.50%, respectively and for Class A of 1.10%, 1.75%, 1.75% and 1.75%, respectively, and for Class B and C of 1.75%, 2.25%, 2.25% and 2.25%, respectively of average daily net assets, the annual limitation under the plan. As of March 31, 2003 the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are $162,544, $114,292, $170,058 and $215,853 for the Intermediate Bond,
SmallCap Equity, Realty and Mighty Mites Funds, respectively.

The Funds, with the exception of the Mighty Mites Fund, have also entered into a sub-advisory agreement with Westwood Management Corp. (the "Sub-Adviser") whereby the Adviser pays the Sub-Adviser the greater of $150,000 per year on an aggregate basis for the Funds or a fee of 35% of net revenues to the Adviser from the Funds. For the six months ended March 31, 2003, the Adviser paid to the Sub-Adviser fees of $345,213, $24,375, $14,702, $231,823 and $23,764 for the
Equity, SmallCap Equity, Realty, Balanced and Intermediate Bond Funds, respectively.

4. DISTRIBUTION PLANS. The Funds have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Funds. The Class AAA Share Plan authorizes payment by the Funds to Gabelli & Company in connection with the distribution of its Class AAA shares at an annual rate of 0.25% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

Under the Class A Share Plan, payments are authorized to Gabelli & Company in connection with the distribution of its Class A shares at an annual rate of 0.50% and for the Intermediate Bond Fund at an annual rate of 0.35% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

Under the Class B Share Plan, payments are authorized to Gabelli & Company in connection with the distribution and service of its Class B Shares at an annual rate of 1.00% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

Under the Class C Share Plan, payments are authorized to Gabelli & Company in connection with the distribution and service of its Class C Shares at an annual rate of 1.00% of the average daily net assets of those Funds each fiscal year. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Funds are being amortized on a straight-line basis over a period of 60 months from the commencement of the respective Fund's investment operations.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2003, other than short term securities, are as follows:

                                     PURCHASES         SALES        PURCHASES       SALES
                                  (EXCLUDING U.S. (EXCLUDING U.S.    OF U.S.       OF U.S.
                                    GOVERNMENT)     GOVERNMENT)    GOVERNMENT    GOVERNMENT
                                  --------------  --------------   ----------    ----------
        Equity Fund .............. $67,026,799     $75,122,560             --             --
        Balanced Fund ............  34,673,360      32,584,155     $5,725,502    $11,816,567
        Intermediate Bond Fund ...   1,194,646         486,915      4,263,300      4,875,832
        SmallCap Equity Fund .....  26,367,774      27,063,116             --             --
        Realty Fund ..............   2,728,139       1,752,151             --             --
        Mighty Mites Fund ........   2,912,105         948,587             --             --

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

7. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2003, the Mighty Mites Fund paid brokerage commissions of $4,304 to Gabelli & Company and its affiliates.

Gabelli & Company has informed the Trust that it received commissions (sales charges and underwriting fees) from investors on sales or redemptions of Fund shares in the amount of $629.

The cost of calculating each Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between each Fund and Gabelli Advisers, Inc. (the "Adviser"). During the six months ended March 31, 2003, the Gabelli Westwood Equity Fund and the Gabelli Westwood Balanced Fund reimbursed the Adviser $17,400 each in connection with the cost of computing such Fund's net asset value.

8. FEDERAL INCOME TAX INFORMATION. The Equity Fund has capital loss carryforwards for Federal income tax purposes of $5,455,742 available through September 2010. The Balanced Fund has capital loss carryforwards for Federal income tax purposes of $1,323,084 available through September 2010. The Intermediate Bond Fund utilized capital loss carryforwards of $81,730 during the fiscal year 2002 and has capital loss carryforwards for Federal income tax purposes of $179,359, $107,989 and $67,811 available through September 2003, 2008 and 2009, respectively. The SmallCap Equity Fund has capital loss carryforwards for Federal income tax purposes of $8,845,179 available through September 2010. The Realty Fund utilized capital loss carryforwards of $19,804 during the fiscal year 2002 and has capital loss carryforwards for Federal income tax purposes of $3,953 and $185,550 available through September 2007 and 2008, respectively. These loss carryforwards are available to reduce distributions of net capital gains to shareholders.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended September 30, 2002 the Funds elected to defer capital losses as follows:

                                                              DEFERRED LOSS
                                                              ------------
            Equity Fund ..................................... $18,457,564
            Balanced Fund ...................................   3,104,818
            SmallCap Equity Fund ............................   4,221,769
            Realty Fund .....................................      38,719
            Mighty Mites Fund ...............................         176

THE GABELLI WESTWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

9. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                  EQUITY FUND                  BALANCED FUND              INTERMEDIATE BOND FUND
                                       -----------------------------   -----------------------------  ------------------------------
                                       SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                                           MARCH 31,    SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,    SEPTEMBER 30,
                                        2003 (UNAUDITED)     2002      2003 (UNAUDITED)      2002     2003 (UNAUDITED)      2002
                                       ---------------- ------------   ---------------  ------------  --------------- --------------
CLASS AAA
Shares sold ...........................     3,518,413      10,290,139       1,797,167       4,099,924    2,922,529     1,825,733
Shares issued upon
   reinvestment of dividends ..........       302,329         164,016         159,750         320,307       13,827        32,739
Shares redeemed .......................    (5,896,140)     (9,466,722)     (2,481,487)     (3,595,497)  (2,949,989)   (1,269,002)
                                          -----------     -----------     -----------     -----------   ----------    ----------
   Net increase (decrease)
     in Class AAA shares ..............    (2,075,398)        987,433        (524,570)        824,734      (13,633)      589,470
                                          ===========     ===========     ===========     ===========   ==========    ==========
CLASS A
Shares sold ...........................       131,637          44,412          28,163          68,122        5,503           282
Shares issued upon reinvestment
   of dividends .......................         1,914             726           4,383           9,744           74           200
Shares redeemed .......................       (33,401)        (39,327)       (118,476)       (102,674)        (277)       (4,100)
                                          -----------     -----------     -----------     -----------   ----------    ----------
   Net increase (decrease)
     in Class A shares ................       100,150           5,811         (85,930)        (24,808)       5,300        (3,618)
                                          ===========     ===========     ===========     ===========   ==========    ==========
CLASS B
Shares sold ...........................         1,496          12,326           2,802          21,585       42,867        26,399
Shares issued upon reinvestment
   of dividends .......................            37              10              83             124          142           164
Shares redeemed .......................        (4,383)         (8,001)         (2,300)        (10,183)     (33,078)       (8,490)
                                          -----------     -----------     -----------     -----------   ----------    ----------
   Net increase (decrease)
      in Class B shares ...............        (2,850)          4,335             585          11,526        9,931        18,073
                                          ===========     ===========     ===========     ===========   ==========    ==========
CLASS C
Shares sold ...........................        42,075           4,706          23,465          39,173          811        12,812
Shares issued upon reinvestment
   of dividends .......................           368              --             109              63           38            87
Shares redeemed .......................        (8,368)           (488)        (26,123)        (10,395)        (403)       (8,493)
                                          -----------     -----------     -----------     -----------   ----------    ----------
   Net increase (decrease)
      in Class C shares ...............        34,075           4,218          (2,549)         28,841          446         4,406
                                          ===========     ===========     ===========     ===========   ==========    ==========

                                         SMALLCAP EQUITY FUND                 REALTY FUND                 MIGHTY MITES(SM) FUND
                                       --------------------------     ---------------------------     ---------------------------

CLASS AAA
Shares sold ...........................     1,726,978       1,649,382         453,657       1,255,344       958,810    3,521,822
Shares issued upon reinvestment
   of dividends .......................            --              --          21,951          23,688        16,344       13,915
Shares redeemed .......................    (1,927,937)     (1,942,293)       (305,703)       (730,706)     (800,365)  (2,364,307)
                                           ----------      ----------      ----------      ----------    ----------   ----------
   Net increase (decrease)
      in Class AAA shares .............      (200,959)       (292,911)        169,905         548,326       174,789    1,171,430
                                           ==========      ==========      ==========      ==========    ==========   ==========
CLASS A
Shares sold ...........................            --           9,413           8,917           1,168         1,588           79
Shares issued upon reinvestment
   of dividends .......................            --              --               3              13            16           --
Shares redeemed .......................            --              --            (322)         (1,158)           --       (4,280)
                                           ----------      ----------      ----------      ----------    ----------   ----------
   Net increase (decrease)
     in Class A shares ................            --           9,413           8,598              23         1,604       (4,201)
                                           ==========      ==========      ==========      ==========    ==========   ==========
CLASS B
Shares sold ...........................            45             832           3,419           1,059            53          386
Shares issued upon reinvestment
   of dividends .......................            --              --              39              18             1            1
Shares redeemed .......................            --            (135)         (4,384)           (141)           --         (418)
                                           ----------      ----------      ----------      ----------    ----------   ----------
   Net increase (decrease)
      in Class B shares ...............            45             697            (926)            936            54          (31)
                                           ==========      ==========      ==========      ==========    ==========   ==========
CLASS C
Shares sold ...........................            --             121             742           2,351         2,290       10,065
Shares issued upon reinvestment
   of dividends .......................            --              --              --               1            23           28
Shares redeemed .......................            --            (111)           (742)         (2,342)       (1,496)      (6,509)
                                           ----------      ----------      ----------      ----------    ----------   ----------
   Net increase in
      Class C shares ..................            --              10              --              10           817        3,584
                                           ==========      ==========      ==========      ==========    ==========   ==========

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE            DISTRIBUTIONS TO SHAREHOLDERS
                         -------------------------------------- -------------------------------------
                                           NET
                                        REALIZED
              NET ASSET     NET            AND          TOTAL                  NET                       NET
                VALUE,  INVESTMENT  UNREALIZED GAIN     FROM        NET      REALIZED                ASSET VALUE,
PERIOD ENDED  BEGINNING   INCOME       (LOSS) ON     INVESTMENT INVESTMENT   GAIN ON        TOTAL       END OF
SEPTEMBER 30  OF PERIOD  (LOSS)(E)    INVESTMENTS    OPERATIONS   INCOME    INVESTMENTS DISTRIBUTIONS   PERIOD
------------  ---------  ---------  ---------------  ---------- ----------  ----------- ------------- -----------
EQUITY FUND
CLASS AAA
2003 (a)       $ 7.02    $ 0.05         $(0.03)        $ 0.02     $(0.08)      --          $(0.08)      $ 6.96
2002             8.32      0.07          (1.32)         (1.25)     (0.05)      --           (0.05)        7.02
2001            11.12      0.04          (1.52)         (1.48)     (0.01)     $(1.31)       (1.32)        8.32
2000            10.46     (0.00)(d)       1.86           1.86      (0.02)      (1.18)       (1.20)       11.12
1999             8.99      0.04           1.72           1.76      (0.06)      (0.23)       (0.29)       10.46
1998             9.57      0.07          (0.22)         (0.15)     (0.06)      (0.37)       (0.43)        8.99
CLASS A
2003 (a)       $ 6.99    $ 0.04         $(0.03)        $ 0.01     $(0.06)      --          $(0.06)      $ 6.94
2002             8.29      0.05          (1.32)         (1.27)     (0.03)      --           (0.03)        6.99
2001            11.10      0.02          (1.52)         (1.50)     --         $(1.31)       (1.31)        8.29
2000            10.46     (0.03)          1.85           1.82      --          (1.18)       (1.18)       11.10
1999             8.97      0.02           1.73           1.75      (0.03)      (0.23)       (0.26)       10.46
1998             9.57      0.08          (0.25)         (0.17)     (0.06)      (0.37)       (0.43)        8.97
CLASS B
2003 (a)       $ 6.97    $ 0.02         $(0.03)        $(0.01)    $(0.04)      --          $(0.04)      $ 6.92
2002             8.29      0.02          (1.32)         (1.30)     (0.02)      --           (0.02)        6.97
2001 (f)         9.65     (0.01)         (1.35)         (1.36)     --          --           --            8.29
CLASS C
2003 (a)       $ 6.98    $ 0.03         $(0.03)         --        $(0.09)      --          $(0.09)      $ 6.89
2002             8.28      0.01          (1.31)        $(1.30)     --          --           --            6.98
2001 (g)        10.25     (0.01)         (1.96)         (1.97)     --          --           --            8.28

                                   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                       ---------------------------------------------------------------------------

                                        NET
                       NET ASSETS,   INVESTMENT        EXPENSES          EXPENSES
                         END OF     INCOME (LOSS)      NET OF             BEFORE        PORTFOLIO
PERIOD ENDED   TOTAL     PERIOD      TO AVERAGE        WAIVERS/          WAIVERS/        TURNOVER
SEPTEMBER 30  RETURN+   (IN 000'S)   NET ASSETS    REIMBURSEMENTS(B)  REIMBURSEMENTS(C)    RATE
------------  -------  -----------   ------------  -----------------  ----------------- ----------
EQUITY FUND
CLASS AAA
2003 (a)       (2.6)%   $214,648        1.41%(h)         1.48%(h)            1.48%(h)       30%
2002           (15.1)    231,197        0.84             1.46                1.46           84
2001           (14.9)    265,855        0.45             1.43                1.43           87
2000           19.3      204,094       (0.00)            1.48                1.48           91
1999           19.8      155,036        0.38             1.49                1.49           67
1998           (1.4)     175,391        0.73             1.47                1.47           77
CLASS A
2003 (a)       (5.6)%    $ 2,490        1.16%(h)         1.73%(h)            1.73%(h)       30%
2002           (15.4)      1,808        0.59             1.71                1.71           84
2001           (15.1)      2,096        0.20             1.68                1.68           87
2000           19.0        2,133       (0.25)            1.73                1.73           91
1999           19.5        2,222        0.13             1.74                1.74           67
1998           (1.8)       2,468        0.46             1.72                1.72           77
CLASS B
2003 (a)       (5.7)%     $   33        0.66%(h)         2.23%(h)            2.23%(h)       30%
2002           (15.7)         53        0.09             2.21                2.21           84
2001 (f)       (14.1)         27       (0.30)(h)         2.18(h)             2.18(h)        87
CLASS C
2003 (a)       (5.6)%     $  267        0.66%(h)         2.23%(h)            2.23%(h)       30%
2002           (15.7)         33        0.09             2.21                2.21           84
2001 (g)       (19.2)          4       (0.30)(h)         2.18(h)             2.18(h)        87

-------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended March 31, 2003; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.46% (Class AAA), 1.71% (Class A) and 2.21% (Class B and Class C) for the period ended March 31, 2003, 1.43% (Class AAA), 1.68% (Class A) and 2.18% (Class B and Class C) for 2002, 1.42% (Class AAA), 1.67% (Class A) and 2.17% (Class B and Class C) for 2001, 1.47% (Class AAA) and 1.72% (Class A) for 2000, 1.44% (Class AAA) and 1.69% (Class
    A) for 1999, 1.45% (Class AAA) and 1.70% (Class A) for 1998.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Amount represents less than $0.005 per share.
(e) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2000, 2001 and 2002.
(f) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(g) From February 13, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(h) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE            DISTRIBUTIONS TO SHAREHOLDERS
                         -------------------------------------- -------------------------------------
                                           NET
                                        REALIZED
              NET ASSET                    AND          TOTAL                  NET                       NET
                VALUE,      NET     UNREALIZED GAIN     FROM        NET      REALIZED                ASSET VALUE,
PERIOD ENDED  BEGINNING  INVESTMENT    (LOSS) ON     INVESTMENT INVESTMENT    GAIN ON       TOTAL       END OF
SEPTEMBER 30  OF PERIOD  INCOME(E)    INVESTMENTS    OPERATIONS   INCOME    INVESTMENTS DISTRIBUTIONS   PERIOD
------------  ---------  ---------  ---------------  ---------- ----------  ----------- ------------- -----------
BALANCED FUND
CLASS AAA
2003 (a)       $ 9.65      $0.11       $(0.04)         $ 0.07     $(0.11)        --        $(0.11)      $ 9.61
2002            10.40       0.24        (0.75)          (0.51)     (0.24)        --(d)      (0.24)        9.65
2001            12.40       0.26        (0.90)          (0.64)     (0.26)    $(1.10)        (1.36)       10.40
2000            11.98       0.27         1.23            1.50      (0.27)     (0.81)        (1.08)       12.40
1999            10.98       0.25         1.12            1.37      (0.25)     (0.12)        (0.37)       11.98
1998            11.49       0.26         0.05            0.31      (0.26)     (0.56)        (0.82)       10.98
CLASS A
2003 (a)       $ 9.62      $0.10       $(0.03)         $ 0.07     $(0.10)       --         $(0.10)      $ 9.59
2002            10.37       0.21        (0.75)          (0.54)     (0.21)       --(d)       (0.21)        9.62
2001            12.36       0.23        (0.89)          (0.66)     (0.23)    $(1.10)        (1.33)       10.37
2000            11.95       0.24         1.22            1.46      (0.24)     (0.81)        (1.05)       12.36
1999            10.96       0.22         1.11            1.33      (0.22)     (0.12)        (0.34)       11.95
1998            11.46       0.26         0.02            0.28      (0.22)     (0.56)        (0.78)       10.96
CLASS B
2003 (a)       $10.40      $0.11       $ 0.61          $ 0.72     $(0.09)       --         $(0.09)      $11.03
2002            10.40       0.17        (0.77)          (0.60)     (0.17)       --(d)       (0.17)        9.63
2001 (f)        11.35       0.08        (0.95)          (0.87)     (0.08)       --          (0.08)       10.40
CLASS C
2003 (a)       $10.40      $0.09       $ 0.64          $ 0.73     $(0.10)       --         $(0.10)      $11.03
2002            10.40       0.19        (0.79)          (0.60)     (0.18)       --(d)       (0.18)        9.62
2001 (g)        10.17       0.00(d)     (0.29)          (0.29)        --        --             --        10.40

                                   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                       ---------------------------------------------------------------------------

                                        NET
                       NET ASSETS,   INVESTMENT        EXPENSES          EXPENSES
                         END OF     INCOME (LOSS)      NET OF             BEFORE        PORTFOLIO
PERIOD ENDED   TOTAL     PERIOD      TO AVERAGE        WAIVERS/          WAIVERS/        TURNOVER
SEPTEMBER 30  RETURN+   (IN 000'S)   NET ASSETS    REIMBURSEMENTS(B)  REIMBURSEMENTS(C)    RATE
------------  -------  -----------   ------------  -----------------  ----------------- ----------
BALANCED FUND
CLASS AAA
2003 (a)       (3.3)%   $145,364        2.27%(h)         1.21%(h)           1.21%(h)       28%
2002           (5.1)     150,915        2.25             1.22               1.22           78
2001           (5.8)     154,179        2.23             1.17               1.17           81
2000           13.4      139,350        2.21             1.19               1.19           65
1999           12.6      160,352        2.06             1.20               1.20           86
1998            2.8      128,222        2.37             1.20               1.20           77
CLASS A
2003 (a)       (3.2)%   $  4,920        2.02%(h)         1.46%(h)           1.46%(h)       28%
2002           (5.4)       5,761        2.00             1.47               1.47           78
2001           (6.0)       6,472        1.98             1.42               1.42           81
2000           13.1        7,720        1.96             1.44               1.44           65
1999           12.2        9,374        1.81             1.45               1.45           86
1998            2.6       14,585        2.16             1.45               1.45           77
CLASS B
2003 (a)        1.0%     $   118        1.52%(h)         1.96%(h)           1.96%(h)       28%
2002           (5.9)         113        1.50             1.97               1.97           78
2001 (f)       (7.7)           2        1.48(h)          1.92(h)            1.92(h)        81
CLASS C
2003 (a)        1.0%     $   259        1.52%(h)         1.96%(h)           1.96%(h)       28%
2002           (5.9)         284        1.50             1.97               1.97           78
2001 (g)        2.3            7        1.48(h)          1.92(h)            1.92(h)        81

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended March 31, 2003; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.19% (Class AAA), 1.44% (Class A) and 1.94% (Class B and Class C) for the period ended March 31, 2003, 1.17% (Class AAA), 1.42% (Class A) and 1.92% (Class B and Class C) for 2002, 1.15% (Class AAA), 1.40% (Class A) and 1.90% (Class B and Class C) for 2001, 1.17% (Class AAA) and 1.42% (Class A) for 2000, 1.15% (Class AAA) and 1.40% (Class
    A) for 1999, 1.17% (Class AAA) and 1.42% (Class A) for 1998.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Amount represents less than $.005 per share.
(e) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2000, 2001 and 2002.
(f) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(g) From September 25, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(h) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE            DISTRIBUTIONS TO SHAREHOLDERS
                         -------------------------------------- -------------------------------------
                                           NET
                                        REALIZED
              NET ASSET     NET            AND          TOTAL                  NET                       NET
                VALUE,  INVESTMENT  UNREALIZED GAIN     FROM        NET      REALIZED                ASSET VALUE,
PERIOD ENDED  BEGINNING   INCOME       (LOSS) ON     INVESTMENT INVESTMENT   GAIN ON        TOTAL       END OF
SEPTEMBER 30  OF PERIOD  (LOSS)(D)    INVESTMENTS    OPERATIONS   INCOME    INVESTMENTS DISTRIBUTIONS   PERIOD
------------  ---------  ---------  ---------------  ---------- ----------  ----------- ------------- -----------
INTERMEDIATE BOND FUND
CLASS AAA
2003 (a)       $11.30      $0.14        $ 0.02         $ 0.16     $(0.14)       --          $(0.14)     $11.32
2002            10.82       0.45          0.48           0.93      (0.45)       --           (0.45)      11.30
2001            10.08       0.51          0.74           1.25      (0.51)       --           (0.51)      10.82
2000             9.99       0.51          0.09           0.60      (0.51)       --           (0.51)      10.08
1999            10.74       0.50         (0.75)         (0.25)     (0.50)       --           (0.50)       9.99
1998            10.29       0.57          0.45           1.02      (0.57)       --           (0.57)      10.74
CLASS A
2003 (a)       $11.30      $0.13        $ 0.02         $ 0.15     $(0.13)       --          $(0.13)     $11.32
2002            10.82       0.44          0.48           0.92      (0.44)       --           (0.44)      11.30
2001 (f)        10.55       0.09          0.27           0.36      (0.09)       --           (0.09)      10.82
CLASS B
2003 (a)       $11.29      $0.14        $ 0.02         $ 0.16     $(0.14)       --          $(0.14)     $11.31
2002            10.82       0.37          0.47           0.84      (0.37)       --           (0.37)      11.29
2001 (e)        10.53       0.22          0.29           0.51      (0.22)       --           (0.22)      10.82
CLASS C (h)
2003 (a)       $11.29      $0.10        $ 0.03         $ 0.13     $(0.10)       --          $(0.10)     $11.32
2002 (i)        10.84       0.35          0.45           0.80      (0.35)       --           (0.35)      11.29

                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                        ---------------------------------------------------------------------------

                                         NET
                        NET ASSETS,   INVESTMENT        EXPENSES          EXPENSES
                          END OF     INCOME (LOSS)      NET OF             BEFORE        PORTFOLIO
PERIOD ENDED    TOTAL     PERIOD      TO AVERAGE        WAIVERS/          WAIVERS/        TURNOVER
SEPTEMBER 30   RETURN+   (IN 000'S)   NET ASSETS    REIMBURSEMENTS(B)  REIMBURSEMENTS(A)    RATE
------------   -------  -----------   ------------  -----------------  ----------------- ----------
INTERMEDIATE BOND FUND
CLASS AAA
2003 (a)         0.8%     $15,033         2.73%(g)        1.08%(g)            1.43%(g)        41%
2002             8.9       15,157         4.06            1.05                1.69            46
2001            12.7        8,140         4.90            1.07                2.02            77
2000             6.4        6,451         5.16            1.06                1.94            67
1999            (2.4)       6,214         4.82            1.05                1.63           108
1998            10.2        7,618         5.45            1.08                2.08           232
CLASS A
2003 (a)         0.9%     $   116         2.63%(g)        1.18%(g)            1.53%(g)        41%
2002             8.8           56         3.96            1.15                1.79            46
2001 (f)         3.4           93         4.80(g)         1.17(g)             2.12(g)         77
CLASS B
2003 (a)         0.6%     $   341         1.98%(g)        1.83%(g)            2.18%(g)        41%
2002             8.0          229         3.31            1.80                2.44            46
2001 (e)         4.9           23         4.15(g)         1.82(g)             2.77(g)         77
CLASS C (h)
2003 (a)         0.8%     $    55         1.98%(g)        1.83%(g)            2.18%(g)        41%
2002 (i)         7.6           50         3.31(g)         1.80(g)             2.44(g)         46

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended March 31, 2003; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Intermediate Bond Fund Class AAA, Intermediate Bond Fund Class A, Intermediate Bond Fund Class B and Intermediate Bond Fund Class C, would be 1.00%, 1.10 %, 1.75% and 1.75%, respectively, for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Per share amounts have been calculated using the monthly average shares method for fiscal 2001 and 2002.
(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(f) From July 26, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.
(g) Annualized.
(h) Class C Shares were outstanding for the periods December 15, 2000 through December 18, 2000, March 21, 2001 through March 26, 2001 and July 18, 2001 through July 24, 2001. Financial Highlights are not presented for Class C Shares as the information for the fiscal year 2001 is not considered meaningful.
(i) From October 22, 2001 to September 30, 2002, the period through which Class C Shares were continuously outstanding.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                         -------------------------------------- -------------------------------------------------------------
                                           NET
                                        REALIZED                                                     IN EXCESS
              NET ASSET     NET            AND          TOTAL               IN EXCESS      NET         OF NET
                VALUE,  INVESTMENT  UNREALIZED GAIN     FROM        NET      OF NET      REALIZED     REALIZED
PERIOD ENDED  BEGINNING   INCOME       (LOSS) ON     INVESTMENT INVESTMENT  INVESTMENT    GAIN ON      GAIN ON      TOTAL
SEPTEMBER 30  OF PERIOD  (LOSS)(D)    INVESTMENTS    OPERATIONS   INCOME     INCOME     INVESTMENTS INVESTMENTS  DISTRIBUTIONS
------------  ---------  ---------  ---------------  ---------- ----------  ----------  ----------- -----------  -------------
SMALLCAP EQUITY FUND
CLASS AAA
2003 (a)       $ 7.49     $(0.03)       $(0.59)        $(0.62)       --         --           --           --           --
2002             8.86      (0.09)        (1.28)         (1.37)       --         --           --           --           --
2001            22.10      (0.16)        (8.12)         (8.28)       --         --       $(4.53)      $(0.43)(f)   $(4.96)
2000            17.77      (0.27)         5.39           5.12        --         --        (0.79)          --        (0.79)
1999            11.18      (0.12)         6.71           6.59        --         --           --           --           --
1998            14.48      (0.09)        (2.39)         (2.48)       --     $(0.08)       (0.60)       (0.14)       (0.82)
CLASS A
2003 (a)       $ 7.51     $(0.04)       $(0.59)        $(0.63)       --         --           --           --           --
2002 (h)         9.91      (0.09)        (2.31)         (2.40)       --         --           --           --           --
CLASS B
2003 (a)       $ 7.41     $(0.05)       $(0.59)        $(0.64)       --         --           --           --           --
2002             8.83      (0.16)        (1.26)         (1.42)       --         --           --           --           --
2001 (e)        10.41      (0.10)        (1.48)         (1.58)       --         --           --           --           --
CLASS C
2003 (a)       $ 7.47     $(0.04)       $(0.58)        $(0.62)       --         --           --           --           --
2002 (h)         9.91      (0.11)        (2.33)         (2.44)       --         --           --           --           --

                                                      RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                      ---------------------------------------------------------------------------
                                                        NET
                   NET                 NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
               ASSET VALUE,             END OF     INCOME (LOSS)      NET OF             BEFORE        PORTFOLIO
PERIOD ENDED     END OF       TOTAL     PERIOD      TO AVERAGE        WAIVERS/          WAIVERS/        TURNOVER
SEPTEMBER 30      PERIOD     RETURN+   (IN 000'S)   NET ASSETS    REIMBURSEMENTS(B)  REIMBURSEMENTS(C)    RATE
------------    -----------  -------  -----------   ------------  -----------------  ----------------- ----------
SMALLCAP EQUITY FUND
CLASS AAA
2003 (a)         $ 6.87       (6.4)%    $13,483        (0.74)%(g)       1.53%(g)           1.87%(g)       168%
2002               7.49      (15.5)      16,212        (0.98)           1.56               1.76           202
2001               8.86      (43.2)      21,768        (1.27)           1.59               1.74           184
2000              22.10       29.4       34,911        (1.39)           1.58               1.63           218
1999              17.77       58.9       20,361        (0.88)           1.62               1.72           178
1998              11.18      (17.7)      11,694        (0.74)           1.72               2.11           200
CLASS A
2003 (a)         $ 6.88       (6.4)%    $    65        (0.99)%(g)       1.78%(g)           2.11%(g)       168%
2002 (h)           7.51      (24.2)          71        (1.23)(g)        1.80(g)            2.01(g)        202
CLASS B
2003 (a)         $ 6.77       (6.6)%    $    28        (1.49)%(g)       2.28%(g)           2.61%(g)       168%
2002               7.41      (16.1)          31        (1.73)           2.30               2.51           202
2001 (e)           8.83      (15.2)          31        (2.02)(g)        2.34(g)            2.49(g)        184
CLASS C
2003 (a)         $ 6.85       (6.6)%         --        (1.49)%(g)       2.28%(g)           2.61%(g)       168%
2002 (h)           7.47      (24.6)          --        (1.73)(g)        2.30(g)            2.51(g)        202

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended March 31, 2003; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the SmallCap Equity Fund Class AAA, SmallCap Equity Fund Class A, SmallCap Equity Fund Class B, and SmallCap Equity Fund Class C would be 1.50%, 1.75%, 2.25% and 2.25%, respectively, for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Per share amounts have been calculated using the monthly average shares method for fiscal 2001 and 2002.
(e) From March 27, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(f) Return of Capital.
(g) Annualized.
(h) From November 26, 2001 to September 30, 2002, the period through which Class A Shares and Class C Shares were continuously outstanding.

                 See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE                   DISTRIBUTIONS TO SHAREHOLDERS
                         -------------------------------------- ---------------------------------------------------
                                           NET
                                        REALIZED                                          IN EXCESS
              NET ASSET                    AND          TOTAL                   NET         OF NET                     NET
                VALUE,      NET     UNREALIZED GAIN     FROM        NET       REALIZED     REALIZED                ASSET VALUE,
PERIOD ENDED  BEGINNING INVESTMENT     (LOSS) ON     INVESTMENT INVESTMENT     GAIN ON      GAIN ON      TOTAL       END OF
SEPTEMBER 30  OF PERIOD  INCOME(E)    INVESTMENTS    OPERATIONS   INCOME     INVESTMENTS INVESTMENTS  DISTRIBUTIONS   PERIOD
------------  ---------  ---------  ---------------  ---------- ----------   ----------- -----------  ------------- -----------
REALTY FUND
CLASS AAA
2003 (a)       $10.03     $0.25        $(0.03)         $ 0.22     $(0.24)        --            --       $(0.24)      $10.01
2002             9.76      0.43          0.31            0.74      (0.47)        --            --        (0.47)       10.03
2001             9.10      0.40          0.62            1.02      (0.36)        --            --        (0.36)        9.76
2000             7.61      0.38          1.46            1.84      (0.35)        --            --        (0.35)        9.10
1999             8.43      0.22         (0.81)          (0.59)     (0.23)        --            --        (0.23)        7.61
1998            10.00      0.37         (1.37)          (1.00)     (0.33)        --        $(0.24)       (0.57)        8.43
CLASS A
2003 (a)       $10.04     $0.26        $(0.05)         $ 0.21     $(0.14)        --            --       $(0.14)      $10.11
2002             9.76      0.41          0.30            0.71      (0.43)        --            --        (0.43)       10.04
2001 (f)         9.24      0.02          0.70            0.72      (0.20)        --            --        (0.20)        9.76
CLASS B
2003 (a)       $10.07     $0.19        $(0.01)         $ 0.18     $(0.09)        --            --       $(0.09)      $10.16
2002 (g)         9.90      0.36          0.22            0.58      (0.41)        --            --        (0.41)       10.07
CLASS C
2003 (a)       $10.26     $0.21        $ 0.03          $ 0.24     $(0.15)        --            --       $(0.15)      $10.35
2002 (g)         9.90      0.09          0.49            0.58      (0.22)        --            --        (0.22)       10.26

                                          RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                        ---------------------------------------------------------------------------
                                          NET
                         NET ASSETS,   INVESTMENT      EXPENSES          EXPENSES
                          END OF     INCOME (LOSS)      NET OF             BEFORE        PORTFOLIO
PERIOD ENDED    TOTAL     PERIOD      TO AVERAGE        WAIVERS/          WAIVERS/        TURNOVER
SEPTEMBER 30   RETURN+   (IN 000'S)   NET ASSETS    REIMBURSEMENTS(B)  REIMBURSEMENTS(C)    RATE
------------   -------  -----------   ------------  -----------------  ----------------- ----------
REALTY FUND
CLASS AAA
2003 (a)         1.7%     $10,807        5.29%(d)         1.58%(d)           2.07%(d)         19%
2002             7.5        9,122        4.42             1.59               2.61             47
2001            11.4        3,526        4.27             1.64               4.51             64
2000            24.9        2,845        4.52             1.73               4.14             74
1999            (5.7)       1,784        4.32             1.60               3.68             55
1998           (10.5)       1,815        3.87             1.70               3.95            142
CLASS A
2003 (a)         1.7%     $    90        5.04%(d)         1.83%(d)           2.32%(d)         19%
2002             7.2            3        4.17             1.84               2.86             47
2001 (f)         7.8            3        4.02(d)          1.90(d)            4.77(d)          64
CLASS B
2003 (a)         1.4%     $   0.1        4.54%(d)         2.33%(d)           2.82%(d)         19%
2002 (g)         5.8           10        3.67(d)          2.34(d)            3.36(d)          47
CLASS C
2003 (a)         1.8%     $   0.1        4.54%(d)         2.33%(d)           2.82%(d)         19%
2002 (g)         5.8          0.1        3.67(d)          2.34(d)            3.36(d)          47

------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended March 31, 2003; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Realty Fund Class AAA, Realty Fund Class A, Realty Fund Class B and Realty Fund Class C would be 1.50%, 1.75%, 2.25% and 2.25%, respectively, for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Annualized.
(e) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2001 and 2002.
(f) From May 9, 2001 through September 30, 2001, the period through which Class A Shares were continuously outstanding.
(g) From November 26, 2001 through September 30, 2002, the period through which Class B and C Shares were continuously outstanding.

                See accompanying notes to financial statements.

THE GABELLI WESTWOOD FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                   OPERATING PERFORMANCE            DISTRIBUTIONS TO SHAREHOLDERS
                         -------------------------------------- -------------------------------------
                                           NET
                                        REALIZED
              NET ASSET                    AND          TOTAL                  NET                       NET
                VALUE,      NET     UNREALIZED GAIN     FROM        NET      REALIZED                ASSET VALUE,
PERIOD ENDED  BEGINNING  INVESTMENT    (LOSS) ON     INVESTMENT INVESTMENT   GAIN ON        TOTAL       END OF
SEPTEMBER 30  OF PERIOD  INCOME(H)    INVESTMENTS    OPERATIONS   INCOME    INVESTMENTS DISTRIBUTIONS   PERIOD
------------  ---------  ---------  ---------------  ---------- ----------  ----------- ------------- -----------
MIGHTY MITES(SM) FUND
CLASS AAA
2003 (a)       $11.29    $ 0.01         $ 0.21         $ 0.22     $(0.04)     $(0.05)      $(0.09)      $11.42
2002            10.99      0.03           0.37           0.40      (0.10)         --        (0.10)       11.29
2001            14.00      0.12          (0.59)         (0.47)     (0.08)      (2.46)       (2.54)       10.99
2000            12.91      0.05           2.76           2.81      (0.10)      (1.62)       (1.72)       14.00
1999             9.70      0.10           3.20           3.30      (0.09)         --        (0.09)       12.91
1998 (e)        10.00      0.04          (0.34)         (0.30)        --          --           --         9.70
CLASS A
2003 (a)       $11.36        --         $ 0.22         $ 0.22     $(0.06)     $(0.05)      $(0.11)      $11.47
2002 (k)        10.97    $(0.01)          0.40           0.39         --          --           --        11.36
2001            14.00      0.09          (0.59)         (0.50)     (0.07)      (2.46)       (2.53)       10.97
2000 (f)        13.48      0.00(g)        0.52           0.52         --          --           --        14.00
CLASS B
2003 (a)       $11.24    $(0.03)        $ 0.20         $ 0.17         --      $(0.05)      $(0.05)      $11.36
2002            10.96     (0.02)          0.34           0.32     $(0.04)         --        (0.04)       11.24
2001 (i)        11.92      0.00(g)       (0.96)         (0.96)        --          --           --        10.96
CLASS C
2003 (a)       $11.19    $(0.03)        $ 0.20         $ 0.17         --      $(0.05)      $(0.05)      $11.31
2002            10.98     (0.06)          0.37           0.31     $(0.10)         --        (0.10)       11.19
2001 (j)        12.25      0.00(g)       (1.27)         (1.27)        --          --           --        10.98

                                    RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                        ---------------------------------------------------------------------------
                                         NET
                        NET ASSETS,   INVESTMENT        EXPENSES          EXPENSES
                          END OF     INCOME (LOSS)      NET OF             BEFORE        PORTFOLIO
PERIOD ENDED    TOTAL     PERIOD      TO AVERAGE        WAIVERS/          WAIVERS/        TURNOVER
SEPTEMBER 30   RETURN+   (IN 000'S)  NET ASSETS(D)   REIMBURSEMENTS(B)  REIMBURSEMENTS(C)    RATE
------------   -------  -----------  ------------    -----------------  ----------------- ----------
MIGHTY MITES(SM) FUND
CLASS AAA
2003 (a)        (0.6)%    $33,454        0.20%(d)         1.50%(d)            1.73%(d)         5%
2002             3.6       31,103        0.27             1.50                1.78            18
2001            (2.8)      17,404        0.98             1.52                2.20            66
2000            23.0       15,165        0.38             1.50                2.01            66
1999            34.2       10,205        0.94             1.01                2.32            88
1998 (e)        (3.0)       4,838        1.60(d)          2.05(d)             4.50(d)         18
CLASS A
2003 (a)        (0.7)%    $    19       (0.05)%(d)        1.75%(d)            1.98%(d)         5%
2002 (k)         3.6            1        0.02             1.75                2.03            18
2001            (3.1)          47        0.73             1.77                2.45            66
2000 (f)         3.9           49        0.13(d)          1.75(d)             2.26(d)         66
CLASS B
2003 (a)        (0.8)%    $     5       (0.55)%(d)        2.25%(d)            2.48%(d)         5%
2002             2.9            4       (0.48)            2.25                2.53            18
2001 (i)        (8.1)           4        0.23(d)          2.27(d)             2.95(d)         66
CLASS C
2003 (a)        (0.9)%    $    69       (0.55)%(d)        2.25%(d)            2.48%(d)         5%
2002             2.8           59       (0.48)            2.25                2.53            18
2001 (j)       (10.4)          19        0.23(d)          2.27(d)             2.95(d)         66

-------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended March 31, 2003; unaudited.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the Mighty Mites Fund Class AAA, Mighty Mites Fund Class A, Mighty Mites Fund Class B, and Mighty Mites Fund Class C would be 1.50%, 1.75%, 2.25%, and 2.25%, respectively, for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) Annualized.
(e) Period  from May 11, 1998  (inception  date of Class AAA) to  September  30,
    1998.
(f) Period from June 15, 2000 (offering date of Class A) to September 30, 2000.
(g) Amount represents less than $0.005 per share.
(h) Per share amounts have been calculated using the monthly average shares outstanding method for fiscal 2000, 2001 and 2002.
(i) From June 6, 2001 through September 30, 2001, the period through which Class B Shares were continuously outstanding.
(j) From August 3, 2001 through September 30, 2001, the period through which Class C Shares were continuously outstanding.
(k) From November 26, 2001 through September 30, 2002, the period through which Class A Shares were continuously outstanding. From October 1, 2001 through November 25, 2001, no Class A Shares were outstanding.

                 See accompanying notes to financial statements.

                           THE GABELLI WESTWOOD FUNDS
                           ==========================

                      EQUITY FUND                              SMALLCAP EQUITY FUND
                      BALANCED FUND                            REALTY FUND
                      INTERMEDIATE BOND FUND                   MIGHTY MITES(SM) FUND

                      CLASS AAA SHARES                                         CLASS A SHARES
          -----------------------------------------------      --------------------------------------------------
          Average Annual Returns -- March 31, 2003 (a)(e)      Average Annual Returns -- March 31, 2003 (a)(b)(e)
                                                  Since                                              Since
                     1 Year   5 Year   10 Year  Inception           1 Year      5 Year    10 Year  Inception
                    -------------------------------------      --------------------------------------------------
Equity ..............(24.08)%  (1.60)%    10.19% 10.53%             (27.41)%    (2.66)%    9.43%     10.06%
Balanced ............(11.04)    1.75       9.46   9.78              (14.69)      0.68      8.67       9.09
Intermediate Bond ... 11.60     6.34       6.25   6.87                7.14       5.45      5.81       6.48
SmallCap Equity .....(33.24)   (7.33)        --   1.30              (35.94)     (8.11)       --       0.54
Realty .............. (1.62)    4.22         --   4.74               (5.76)      3.28        --       3.89
Mighty Mites(SM) .... (6.31)      --         --  10.69              (10.46)        --        --       9.69

                       CLASS B SHARES                                          CLASS C SHARES
          -----------------------------------------------      --------------------------------------------------
         Average Annual Returns -- March 31, 2003 (a)(c)(e)     Average Annual Returns -- March 31, 2003 (a)(d)(e)
                                                  Since                                              Since
                       1 Year   5 Year  10 Year Inception           1 Year      5 Year    10 Year  Inception
                    -------------------------------------      --------------------------------------------------
Equity ..............(29.00)%  (2.04)%     9.82% 10.30%             (25.59)%    (1.98)%    9.81%     10.30%
Balanced ............(16.05)    1.23       9.05   9.42              (12.59)      1.47      9.10       9.46
Intermediate Bond ...  6.36     5.76       6.06   6.71               10.04       6.08      6.12       6.76
SmallCap Equity .....(37.28)   (7.95)        --   0.89              (33.94)      7.38        --       1.25
Realty .............. (6.00)    3.77         --   4.49               (2.66)      4.19        --       4.72
Mighty Mites(SM) ....(11.04)      --         --  10.11               (7.92)        --        --      10.40

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) Includes the effect of the maximum 4.0% sales charge at the beginning of the period.
(c) Includes the effect of the applicable contingent deferred sales charge upon redemption of Class B Shares within 72 months.
(d) Includes the effect of the applicable contingent deferred sales charge upon redemption of Class C Shares within 24 months.
(e) The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares. The performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class B Shares and Class C Shares after which shares remained continuously outstanding are listed below.

                                   Class AAA Shares     Class A Shares    Class B Shares  Class C Shares
                                   ----------------     --------------    --------------  --------------
    Equity ..........................  01/02/87            01/28/94          03/27/01         02/13/01
    Balanced ........................  10/01/91            04/06/93          03/27/01         09/25/01
    Intermediate Bond ...............  10/01/91            07/26/01          03/27/01         10/22/01
    SmallCap Equity .................  04/15/97            11/26/01          03/27/01         11/26/01
    Realty ..........................  09/30/97            05/09/01          11/26/01         11/26/01
    Mighty Mites(SM) ................  05/11/98            11/26/01          06/06/01         08/03/01

                           THE GABELLI WESTWOOD FUNDS
================================================================================
                              One Corporate Center
                            Rye, New York 10580-1422
                        GENERAL AND ACCOUNT INFORMATION:
                           800-GABELLI [800-422-3554]
                                fax: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com

                                BOARD OF TRUSTEES

SUSAN M. BYRNE                                 JAMES P. CONN
CHAIRMAN AND CEO                               FORMER CHIEF INVESTMENT OFFICER
WESTWOOD HOLDINGS                              FINANCIAL SECURITY ASSURANCE
GROUP                                          HOLDINGS LTD.

KARL OTTO POHL                                 WERNER J. ROEDER, MD
FORMER PRESIDENT                               VICE PRESIDENT/MEDICAL AFFAIRS
DEUTCHE BUNDESBANK                             LAWRENCE HOSPITAL CENTER

ANTHONY J. COLAVITA
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

                                    OFFICERS

SUSAN M. BYRNE                                 BRUCE N. ALPERT
PRESIDENT AND CHIEF                            VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

LYNDA J. CALKIN, CFA                           PATRICIA R. FRAZE
VICE PRESIDENT                                 VICE PRESIDENT

JAMES E. MCKEE
SECRETARY

                               INVESTMENT ADVISER
                               ------------------
                             Gabelli Advisers, Inc.

                             INVESTMENT SUB-ADVISER
                             ----------------------
                         Westwood Management Corporation

                                   DISTRIBUTOR
                                   -----------
                             Gabelli & Company, Inc.

                                    CUSTODIAN
                                    ---------
                              The Bank of New York

                                  LEGAL COUNSEL
                                  -------------
                      Paul, Hastings, Janofsky & Walker LLP


--------------------------------------------------------------------------------
This report is submitted for the information of the shareholders of The Gabelli Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GABWWQ103SR

                                       THE
                                     GABELLI
                                    WESTWOOD
                                      FUNDS

                                   EQUITY FUND
                                  BALANCED FUND
                             INTERMEDIATE BOND FUND
                              SMALLCAP EQUITY FUND
                                   REALTY FUND
                              MIGHTY MITES(SM) FUND

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2003